                                                                   EXHIBIT 10.2

                      JOINT MARKETING AND DEVELOPMENT AGREEMENT



         This JOINT MARKETING AND DEVELOPMENT AGREEMENT (this "Agreement") dated as of March 28, 1997 (the "Effective Date") is by and between MINNESOTA MINING AND MANUFACTURING COMPANY, a Delaware corporation, acting through its Visual Systems Division, with its principal place of business at 3M Austin Center, 6801 Riverplace Boulevard, Austin, Texas 78726-9000 ("3M") and POLYCOM, INC., a Delaware corporation, with its principal place of business at 2584 Junction Avenue, San Jose, California 95134-1902 ("Polycom"). As used herein, the term "Party" shall refer to 3M or Polycom, as the context may require, while the term "Parties" shall refer to 3M and Polycom collectively. The term "Agreement" specifically includes all Exhibits referred to herein.

                                      RECITALS:

    WHEREAS, Polycom has developed a data conferencing device that facilitates the interactive sharing of data among individuals situated at differing locations, which Polycom currently markets under its trade name and trademarks;

    WHEREAS, 3M has expertise in electronic projection components, such as light management films, lenses and power supplies, electronic projection design for optical and thermal performance, and hardgoods, cost reduction processes and tools, as well as in global sales and marketing;

    WHEREAS, 3M believes that the application of its expertise to the design and manufacture of Polycom's dataconferencing device will significantly improve its marketability and desires to obtain the right to market the improved product; and

    WHEREAS, Polycom desires 3M's assistance in the development of its dataconferencing device in those areas of its expertise, including development of the global market therefor, and is willing to grant certain exclusive marketing rights therein to 3M, subject to the terms and conditions set forth herein, in consideration for such assistance.

    NOW, THEREFORE, in consideration of the premises and of the mutual promises hereinafter set forth, the Parties hereto agree as follows:

                                    ARTICLE 1
                             DEVELOPMENT OF THE [*   *   *]

         1.1  DEVELOPMENT OF [*    *    *]. 3M agrees to assist Polycom in the
final development of an improved version of Polycom's current communicating
overhead projection system (the "[*    *    *]") meeting the Specifications and
in the development of


* Confidential treatment requested. Confidential portion has been filed separately with the Securities and Exchange Commission.

subsequent generations of the [*    *    *] during the term hereof (the
"Project").  The term "Specifications" shall mean the detailed technical
specifications for the [*    *    *    *] set forth on Exhibit A, including,
but not limited to, product specifications, accessories specifications, performance requirements, packaging specifications, and quality control
procedures.  For purposes of this Agreement, the term "[*    *    *]" shall
include the [*    *    *    *], subsequent generations of Polycom's
communicating overhead projection system and all options, accessories and enhancements thereto developed during the term hereof.

         1.2  CONTRIBUTIONS OF THE PARTIES.

         (a)  TECHNICAL SUPPORT.  The Parties shall provide and support
technical staff for the development of the [*    *    *] in the following
areas:

            (i) 3M - Manufacturing, product cost reductions, optics, brightness enhancement and thermal cooling systems;

            (ii) Polycom - hardware and software design, product design and development, and manufacturing design;

         (b)  FINANCIAL SUPPORT.

            (i)    3M agrees to provide funding to Polycom for certain
deliverables related to the [*    *    *    *] hereunder ("Polycom
Deliverables") at the times and in the amounts set forth below, provided that the associated Polycom Deliverable is delivered to 3M on or before such date:

    DELIVERY      POLYCOM DELIVERABLES       PAYMENT       AMOUNT
     DATE                                     DATE

    *             *                           *            *

    *             *                           *            *

    *             *                           *            *

         In the event Polycom should fail to timely deliver any Polycom Deliverable, Polycom shall have the right to cure such failure for a period of up to sixty (60) days following such Due Date (each a "Cure Period") by delivering such Polycom Deliverable to 3M. Following Polycom's delivery of a Polycom Deliverable within a Cure Period, 3M shall deliver the funding amount due Polycom within ten (10) business days following the date


* Confidential treatment requested. Confidential portion has been filed separately with the Securities and Exchange Commission.


                                        2.
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of delivery.  If Polycom fails to timely cure such default, 3M shall have the right to terminate this Agreement by delivering written notice of termination to Polycom. If, prior to such termination, Polycom has delivered the
Functional Specification for the [*    *    *    *] to 3M and 3M has delivered
the payment associated therewith to Polycom, 3M shall retain all rights under the Stock Warrant Agreement between the Parties of even date herewith, a copy of which is attached as Exhibit B, and the Warrant issued thereunder, following such termination.

            (ii) During the time periods stated below, 3M agrees to spend at least the following sums in sales and marketing promotional costs directly in support of the 3M-branded [ * * * ]:

              TIME PERIOD                  AMOUNT

              *                              *

              *                              *

              *                              *

              *                              *

For purposes of this Agreement, "Net Billable Price" shall mean the total
amount billed to third parties on orders for [*    *    *] that are accepted
by Polycom or 3M and its Affiliates, less the total amount thereon of credits, cash or trade discounts actually given, freight charges paid by such
Party, fees paid by such Party for installation of the [*    *    *], and
excluding import duties and Federal, State and Local taxes, based on such sales, however designated, paid by such Party. 3M agrees to establish a
commodity classification for the 3M-branded [*    *    *] on its internal
records, in accordance with generally accepted accounting principles, that will facilitate verification of 3M's required sales and marketing
expenditures in support of the 3M-branded [*    *    *] by Polycom's
independent auditor, subject to mutually agreed to confidentiality restrictions.

         (c) [*   *   *   *]

              [*   *    *    *    *    *    *    *


* Confidential treatment requested. Confidential portion has been filed separately with the Securities and Exchange Commission.


                                        3.
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* Confidential treatment requested. Confidential portion has been filed separately with the Securities and Exchange Commission.


                                        4.
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* Confidential treatment requested. Confidential portion has been filed separately with the Securities and Exchange Commission.

                                        5.
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*   *    *    *    *    *    *    *    *    *

         1.3  ENGINEERING CHANGE.  The term "Engineering Change" shall mean
any design, material, or manufacturing process change to the [*     *     *],
whether originating with 3M or Polycom.  Mutual agreement of the Parties shall be required for Engineering Changes that would affect the form, fit
and/or material function of any [*    *    *] or that would have the effect
of rendering finished goods inventory or field service inventory obsolete. Polycom agrees to give 3M prior written notice of any Engineering Change that would affect the safety, performance, serviceability, appearance, dimensions,
packaging or field support of any [*     *     *].  Either Party may request
an Engineering Change. Polycom, upon receiving such request from 3M or proposing any such change, shall evaluate it and provide 3M with estimates
for changes in costs, performance, quality and schedule of the [*     *     *]
 resulting from any such proposed Engineering Change.

         1.4  ENHANCEMENTS; POLYCOM'S R&D COMMITMENT.  Polycom has developed a
potential product migration schedule for the [*     *     *] (the "Migration
Schedule"), which is attached hereto as Exhibit C. 3M shall have the option to
have included in 3M models of [*     *     *] the enhancements that are
developed by Polycom for the [*     *     *], including, but not limited to,
those identified in the Migration Schedule.  In order to enable 3M to sell a
market-acceptable [*     *     *] through the incorporation of the enhancements,
Polycom agrees to provide 3M with a written report, in a mutually agreed format, by the first day of each calendar quarter summarizing the status of technology
development for the [*     *     *] for the next [*     *     *].  During the
term hereof, Polycom agrees to annually expend funds for research and
development of the [*     *     *] in an amount meeting or exceeding [*
    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
    *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
    *    *    *    *    *    *    *    *].  Insofar as the royalties to be paid
by 3M and the volumes of sales determining the amount of such royalties and whether 3M will maintain its exclusive marketing rights have been based, in part, on Polycom's funding commitment, should Polycom fail to meet its funding commitment for research and development in any given year, the Parties agree to meet during the first quarter of the following year to review the actual level of Polycom's funding and to reduce the amount of 3M's future royalty and/or future sales volume commitment accordingly. With respect to the royalty requirement for the then current calendar year, the royalty shall be reduced to
a percentage determined by multiplying [*   *    *    *    *    *    *    *
    *    *    *
*   *    *    *    *    *    *    *    *    *    *    *    *
*   *    *    *    *    *    *    *    *    *    *
*   *    *    *    *    *    *    *    *    *    *
*   *    *    *    *]. With respect to 3M's sales volume commitment to maintain


* Confidential treatment requested. Confidential portion has been filed separately with the Securities and Exchange Commission.


                                        6.

its exclusive marketing rights for the then current calendar year under
Section 2.2(a)(ii), the minimum sales volume requirements for each Sales
Period of the then current calendar year [*     *     *].

         1.5 PROJECT MANAGEMENT. The Parties shall form a management team to manage the Project (the "Management Team") consisting of one business representative and one technical representative designated by Polycom and 3M. Each Party shall designate its two representatives to the other Party in
writing within [*     *     *] following the Effective Date.  The Management
Team shall oversee the development of the Project, determine the course of
development of the [*     *     *], including the updates and enhancements to
be pursued, provide input and/or approval on behalf of their respective Parties, and resolve disputes to the extent possible. In the event the Management Team is unable to resolve any dispute between the Parties, they shall refer the matter to the senior management of Polycom and 3M's Visual System Division, respectively, for resolution. If senior management is unable to informally resolve the dispute, the dispute resolution mechanism set forth in Article 19 shall be invoked.

         1.6 CONSIDERATION OF FURTHER BUSINESS ARRANGEMENTS. The Parties recognize that the market for audioconferencing, dataconferencing and videoconferencing equipment integrated with communicating overhead projection systems (collectively "Conferencing Products") is not fully developed at this time, and that their respective areas of technological expertise and marketing abilities suggest that collaboration in the further development of Conferencing Products, and their manufacture and distribution, could prove to be mutually beneficial. Therefore, the Parties agree to reasonably cooperate with each other in exploring the possible advantages of additional business arrangements for the development, manufacture, distribution, and sale of Conferencing Products, to meet from time to time to discuss same, and to negotiate in good faith to develop new business arrangements to meet agreed-upon goals.

                                   ARTICLE 2
                 MANUFACTURING AND MARKETING RIGHTS; ROYALTIES

         2.1  MANUFACTURING.

         (a)  CHOICE OF MANUFACTURER.  The Parties acknowledge that a
predecessor to the [*     *     *] is currently manufactured for Polycom by a
third party, and Polycom hereby agrees that 3M and its Affiliates shall have
the right, but not the obligation, to purchase [*     *     *] from the
current manufacturer as well.  In order to allow the Parties to assess whether adequate manufacturing capacity will be available to meet both Parties' needs, each Party agrees to provide the other, by the first day of each calendar quarter, with a non-binding, written forecast of its
anticipated requirements for [*     *     *] for the following [*     *     *]
 . If, after conferring in good faith, the Parties determine that any joint manufacturer will be unable to supply a Party with sufficient quantities of
[*     *     *] to meet demand in its market segment in light of the other
Party's supply requirements, the Parties agree to engage a secondary or substitute manufacturer in order to meet such demand. Further, if any joint manufacturer is unable to meet any cost reduction and/or


* Confidential treatment requested. Confidential portion has been filed separately with the Securities and Exchange Commission.


                                        7.

quality improvement target(s) established by the Parties pursuant to the provisions of Section 2.9 below, the Parties agree to engage a substitute manufacturer capable of meeting such target(s) and the Parties' supply
requirements for [*     *     *]. The Parties shall mutually agree upon any
new manufacturer engaged to manufacture [*     *     *] as described herein,
and the Parties shall promptly commence negotiations with such manufacturer and conduct such negotiations in a reasonably diligent manner in an effort to
insure that the manufacture of the [*     *     *] will continue
uninterrupted and that market demand will be met.

         (b)  TARGET DATE.  Polycom represents and warrants that the
[*     *     *] meeting the Specifications shall be made available in
commercial quantities to 3M by Polycom's manufacturer on or before
[*     *     *] (the "Target Date").  In the event Polycom's manufacturer
fails to have commercial quantities of the [*     *     *] meeting the
Specifications therefor available to 3M by the Target Date, 3M shall notify
Polycom of such failure and Polycom shall have a period of [*     *     *]
after such notice to cause such default to be cured. If Polycom fails to effect a cure of such default within such cure period, this Agreement shall automatically terminate with 3M retaining all rights under the Stock Warrant Agreement and Warrant thereunder.

         (c) PURCHASE TERMS; PRODUCT ALLOCATION. The Parties agree to work together in negotiating with manufacturers in order to obtain purchase terms that are mutually beneficial. In the event that the combined demand for
[*     *     *] of Polycom and 3M and its Affiliates from any manufacturer should exceed such manufacturer's manufacturing capacity in any given month, Polycom and 3M agree to allocate the available capacity between them pro rata
based upon the forecast for that month set forth in the firm [*     *     *]
forecast filed by each Party with such manufacturer.

         (d)  FAILSAFE PRODUCTION.  In the event that Polycom (i) suspends,
for more than [*     *     *], or terminates its dataconferencing business,
(ii) becomes subject to any bankruptcy or insolvency proceeding under federal
or state statute, which proceeding is not dismissed within [*     *     *] of
the filing thereof, or (iii) becomes insolvent or subject to direct control by a trustee, receiver or similar authority, 3M shall have the right to have
[*     *     *] manufactured by a party of its choosing having the
wherewithal to produce the [*     *     *] to the Specifications and in
accordance with the quality control procedures developed by the Parties.  In
order to facilitate the manufacturing of [*     *     *] by any subsequent
manufacturer chosen by 3M, Polycom hereby grants any such manufacturer an irrevocable (only during the remaining term of this Agreement), royalty-free, nontransferable, non-exclusive, and non-sublicensable license in any of its intellectual property incorporated into the Specifications for the
[*     *     *] for the sole purpose of the manufacture of [*     *     *]
solely for the account of 3M and its Affiliates during the remaining term of this Agreement. Additionally, Polycom agrees to place the source code for
any software necessary in the manufacture and/or operation of [*     *     *]
into escrow, allowing 3M access thereto upon the occurrence of certain conditions, all as set forth in Exhibit D. 3M shall ensure that any such manufacturer shall not exercise the foregoing license unless and until one of the release conditions expressly set forth in Exhibit


* Confidential treatment requested. Confidential portion has been filed separately with the Securities and Exchange Commission.


                                        8.

D has been triggered and escrow agent has released the Deposit Materials ( as defined in Exhibit D) to 3M pursuant to Exhibit D.

         2.2  MARKETING RIGHTS.

         (a)  ASSIGNED MARKET SEGMENTS.  Polycom and 3M shall each have the
exclusive, non-transferable right to market the [*     *     *] and all
enhancements thereto, including but not limited to those listed on Exhibit C, world-wide within their assigned market segments as follows:

                 (i)    Polycom shall have the right to market the
[*     *     *] to its current and future telephony distributors, including, but not limited to, teleconferencing specialists, and under its existing, and any future, agreement with the General Services Administration ("GSA"); provided, however, that Polycom shall not enter into any agreement for the
distribution and/or sale of [*     *     *] for a term of greater than
[*     *     *], nor shall it renew or otherwise amend any existing agreement to effect the extension of any term thereof for any period or periods greater
than [*     *     *], unless, after such [*     *     *], such agreement is
terminable by Polycom upon no more than [*     *     *] written notice
without further liability to Polycom. Polycom agrees to promptly add 3M and/or any of its distributors to the appropriate GSA Schedule under its agreement with the GSA upon 3M's written request, subject to any such party's compliance with all federal regulations relating to the addition of parties thereunder.

              (ii)      3M and its Affiliates shall have the right to market
[*     *     *] both through their existing distribution network with
audio/visual, office supply, and office automation vendors and through additional distribution channels they may develop in the future; provided, however, that 3M shall not enter into any agreement for the distribution
and/or sale of [*     *     *] for a term of greater than two years, nor
shall it renew or otherwise amend any existing agreement to effect the extension of any term thereof for any period or periods greater than
[*     *     *], unless, after such [*     *     *], such agreement is
terminable by 3M upon no more than [*     *     *] written notice without
further liability to 3M. 3M's exclusive marketing rights shall convert to non-exclusive marketing rights should 3M and its Affiliates fail to meet the sales goals set forth on Exhibit E (A) during the initial sales period
commencing upon the date the first [*     *     *] are shipped by 3M to its
customers ("Commencement Date") through the last day of the second full calendar quarter following Commencement Date (the "Ramp Up Period") or (B) during any two consecutive calendar quarters following the Ramp Up Period. Prior to any such conversion becoming effective, Polycom shall deliver within [ * * * ] of the end of such quarter written notice to 3M of its failure to meet the required level of sales to maintain its exclusive
marketing rights for [*     *     *].  Thereafter, 3M shall have the
opportunity to cure any such default by tendering a payment in cash or cash equivalents to Polycom in an amount equal to the royalties that would have been due Polycom on the difference between the sales goal 3M and its Affiliates had failed to reach and actual sales of 3M and its Affiliates for the period in question by no later than the tenth (10th) business day following 3M's receipt of such notice from Polycom.


* Confidential treatment requested. Confidential portion has been filed separately with the Securities and Exchange Commission.

                                        9.

              (iii) In the case of distributors who operate in both Polycom's and 3M's distribution channels, the Parties agree to negotiate in good faith to assign any such distributor to either Polycom or 3M based upon the dominant character of the distributor's distribution business.

              (iv)      [*   *    *    *    *    *    *    *    *
*   *    *    *    *    *    *    *    *    *    *    *    *
*   *    *    *    *    *    *    *    *    *    *
*   *    *    *    *    *    *    ]; provided, however, that such restriction
shall no longer apply to Polycom should 3M's exclusive marketing rights convert to non-exclusive marketing rights in accordance with the provisions of Subsection (ii) above.

         (b) PERIODIC REVIEW OF MARKETING RESULTS. The Parties agree to meet to review the results of their respective marketing efforts at least on a semi-annual basis.

         (c)  BRAND NAMES AND PATENT MARKINGS.  [*     *     *] shall be
marketed by each Party solely under its trade names and trademarks; provided,
however, that Polycom may continue to supply [*     *     *] to PictureTel to
the extent of its existing contractual obligation. Neither Party shall use any trademark, trade name or any other proprietary work or symbol belonging to the other Party, its subsidiaries or Affiliates, without such Party's
prior written approval for each such use. 3M agrees that all [*     *     *]
shall bear all appropriate patent markings.

         (d) REGULATORY APPROVALS. Polycom hereby agrees to promptly obtain, at its sole cost and expense, all regulatory approvals necessary to
authorize the sale of [*     *     *] by both Polycom and 3M in those
countries identified on Exhibit F [*     *     *] Regulatory Approvals
attached hereto. Polycom agrees to obtain all required regulatory approvals in the countries identified in Column A of Exhibit F immediately upon the
first customer shipment of each [ *    *    * ] delivered thereto.  With
respect to countries identified in Columns B and C, Polycom shall obtain all required regulatory approvals in a timely fashion in the ordinary course of its business. Additionally, upon 3M's written request, Polycom agrees to seek (i) expedited approval for any country identified in Columns B or C and
(ii) all regulatory approval necessary to authorize 3M's sale of
[*     *     *] in additional countries designated by 3M. 3M agrees to
provide reasonable assistance to Polycom as may be required to obtain any such expedited or additional approval and to bear all costs associated therewith.



* Confidential treatment requested. Confidential portion has been filed separately with the Securities and Exchange Commission.


                                        10.

         2.3  ROYALTIES.

         (a)  [*     *     *].

                 (i)    3M.  3M and its Affiliates shall pay Polycom
royalties from the sale of [*     *     *] equal to [*     *     *] of the
Net Billable Price they receive for sales up to and including the number of
units of the [*     *     *] overhead projectors (exclusive of options and
accessories) (the "Cumulative [*     *     *] Unit Sales Target") for each
Royalty Period as stated below.  In the event that 3M meets the Cumulative
[*     *     *] Unit Sales Target in a given Royalty Period, the royalty
payable by 3M on all subsequent sales of [*     *     *] during such Royalty
Period shall be equal to [*     *     *] of the Net Billable Price received
by 3M and all 3M Affiliates from such sales.

    ROYALTY PERIOD                               CUMULATIVE [* * *]
                                                     UNIT SALES
                                                   TARGETS FOR 3M
                                                 AND ITS AFFILIATES(1)
            *                                            *

            *                                            *

            *                                            *

            *(2)                                         *

            *(2)                                         *


Royalties on sales of [*     *     *] by 3M Affiliates may be paid directly to
Polycom by any such Affiliate; however, 3M shall remain primarily liable for any such royalties in the event of default in payment by any of its Affiliates.


---------------------
    (1) Cumulative [*   *   *] Unit Sales Targets assume that Commencement
Date will occur on or before [*   *   *].  The Parties agree to revise the
Cumulative [*   *   *] Unit Sales Targets in the event that Commencement Date
occurs after [*   *   *].


    (2) Assumes renewal of the Agreement pursuant to the provisions of
Section 6.2 below.



* Confidential treatment requested. Confidential portion has been filed separately with the Securities and Exchange Commission.


                                        11.

                 (ii)    POLYCOM.  In the event Polycom sales of
[*     *    *](s) during any Royalty Period comprise [*     *     *] or more
of total sales of [*     *     *] by the Parties, Polycom shall pay 3M
royalties on such sales of [*     *     *] based upon the Net Billable Price
received by Polycom from its sale of [*     *     *] during such Royalty
Period.  Provided, however, that: (A) in no event shall the amount of
royalties paid to 3M by Polycom based on its sales of [*     *     *] during
any Royalty Period exceed the amount of royalties paid to Polycom by 3M based
on its sales of [*     *     *] for such Royalty Period; (B) if at any time
during a Royalty Period, 3M's royalty is reduced to [*     *     *] in
accordance with the provisions of Section 2.3 (a)(i) above, Polycom's royalty
obligation to 3M shall be contemporaneously reduced to [*     *     *] for
the remainder of such Royalty Period; and (C) in the event 3M should decide
to delay its launch of the [*     *     *], Polycom's sales of the
[*     *     *] during any such delay shall not be included in the
calculation to determine whether royalties are owed to 3M during the applicable Royalty Period(s).

          (b)  PAYMENT.  Royalties shall be due and payable on a quarterly
basis, with payment to be delivered on or before the [*     *     *] of the
month following the end of each calendar quarter. If an audit discloses that the audited Party had failed to pay any royalties due during an audited period, such Party shall tender payment of such unpaid royalties within
[*     *     *]of its receipt of notice of such discrepancy.

          2.4 AUDIT RIGHTS. Polycom and 3M shall each be entitled to examine all records of the other Party to the distribution, sale, and, in the case of Polycom, research and development expenditures made in support of the
development, of [*     *     *] at any time upon reasonable notice in order
to verify the performance of the Parties pursuant to Sections 1.2(b)(ii), 1.4 and 2.3 hereof. All such audits shall be conducted by an independent auditor of the auditing Party's choosing in the offices of the audited Party during business hours. The auditor shall report only whether any discrepancy in the required level of performance or payment was discovered and, if so, the amount thereof. The costs of any such audit shall be borne by the auditing Party unless such audit discloses that the audited Party has failed to perform within [* * *] of the required level of performance or payment required in any audited period, in which case the audited Party shall bear all such costs.

          2.5  INDEMNIFICATION.

          (a) 3M agrees to indemnify and hold harmless Polycom from any damage or out-of-pocket expenses incurred due to a claim that any
[*     *     *]infringes any patent, copyright, trade secret or other
intellectual property of a third party due to Polycom's use of 3M's intellectual property, if any, licensed to Polycom hereunder except to the extent such claim is based on 3M's or 3M's manufacturer's use of Polycom's intellectual property licensed to 3M or 3M's manufacturer pursuant to the provisions of 1.2(c)(ii)(C) or 2.1(d), respectively, above; provided, however, that 3M will only indemnify Polycom if (i) 3M specifies that its
intellectual property in question be incorporated into the [*     *     *] or
(ii) it is a commercially available product that would have infringed upon such third party's interest notwithstanding the use of it in the
[*     *     *]. 3M agrees that it will not


* Confidential treatment requested. Confidential portion has been filed separately with the Securities and Exchange Commission.


                                        12.

knowingly provide Polycom with an infringing product or knowingly specify any
infringing technology for use in [*     *     *].  Polycom shall give 3M
prompt notice of the assertion of such a claim, and permit 3M full control, including, but not limited to, choice of counsel, in the negotiation, litigation, and/or settlement of such claim.

          (b) Polycom agrees to indemnify and hold harmless 3M from any damage or out-of-pocket expenses incurred due to a claim that any
[*     *     *]infringes any patent, copyright, trade secret or other
intellectual property of a third party based upon 3M's sale of [*     *     *]
 hereunder except to the extent such claim is based on Polycom's use of 3M's intellectual property licensed to Polycom pursuant to the provisions of
Section 1.2 (c)(i), 1.2(c)(ii)(B) and/or 1.2(c)(ii)(C) above; provided, however, that Polycom will only indemnify 3M if (i) Polycom specifies that
its intellectual property in question be incorporated into the [*     *     *]
 or (ii) it is a commercially available product that would have infringed upon such third party's interest notwithstanding the use of it in the
[*     *     *].  Polycom further agrees that it will not knowingly provide
3M with an infringing product or knowingly specify any infringing technology
for use in [*     *     *]. 3M shall give Polycom prompt notice of the
assertion of such a claim, and permit Polycom full control, including, but not limited to, choice of counsel, in the negotiation, litigation, and/or settlement of any such claim.

          2.6 PUBLIC ANNOUNCEMENTS. Each Party agrees that it shall obtain the prior written approval of the other Party, which approval shall not be unreasonably withheld or delayed, in advance of any publicity involving the other Party. The Parties intend to make a mutual press release announcing their new business relationship on or before April 15, 1997.

          2.7 TRAINING AND SERVICE SUPPORT. Each Party agrees to reasonably assist the other Party in setting up service facilities and in training its designated sales, marketing and service personnel with respect to the factors
for which such Party is responsible in the development of [*     *     *]
hereunder as the other Party may deem reasonably necessary to effectively
market, and provide adequate service support to, the [*     *     *] that it
will distribute hereunder. Any training to be provided hereunder shall be provided to a Party at its facility located at the address for notice set forth in Article 17 below. Additionally, Polycom agrees to accept redirected service inquiries received, and initially handled, by 3M regarding
[*     *     *] during the Initial Royalty Period.

          2.8 QUALITY ASSURANCE; ENGINEERING DOCUMENTATION. The Parties shall develop and implement a mutually acceptable quality assurance plan in
the manufacture of [*     *     *] and require adherence to such plan by all
manufacturers engaged to manufacture [*     *     *] for their account.  The
Parties shall develop engineering documentation sufficient to allow each
Party to inspect and qualify [*     *     *] as meeting their specifications,
publish mutually acceptable end-user and service support documentation and provide adequate service support to distributors and/or purchasers of the
[*     *     *].


* Confidential treatment requested. Confidential portion has been filed separately with the Securities and Exchange Commission.


                                        13.

          2.9 PRICE REDUCTION, QUALITY IMPROVEMENT AND PERFORMANCE ENHANCEMENT. The Parties agree to meet at least on a semi-annual basis to establish cost reduction, quality improvement and performance enhancement
targets for [*     *    *] and to develop effective and on-going cost
reduction, quality improvement and performance enhancement programs, to meet or exceed the cost, quality, and performance enhancement targets. Each and every detail of the manufacturing process, including without limitation, bill of materials, inventory control, material handling, material substitution, supplier substitution and cycle time, yield and process improvement, will be subject to these cost reductions and quality improvement programs.


                                   ARTICLE 3
                            GRANT OF WARRANTS TO 3M

          3.1 DESCRIPTION OF WARRANTS. As further consideration to 3M for its contributions to the Project, Polycom shall grant 3M warrants to acquire up to two million (2,000,000) shares of Polycom's outstanding common stock at a price of $7.50 per share for each share of Polycom's common stock so purchased, with such warrants to be exercisable for a period of two (2) years commencing with the Effective Date; provided, however, should 3M be required to postpone the Commencement Date for a period of six months or more beyond
[*     *     *] (the "Target Date") due to the failure of the [*     *     *]
to meet the Specifications, the expiration of the exercise period shall be extended for a period of time equal to the period of time commencing with the Target Date and concluding with the actual Commencement Date, but in no event beyond the third anniversary of the Effective Date. The grant of such warrants, and the specific terms and conditions related thereto, are set forth in the Stock Warrant Agreement.

          3.2 LIMITATION ON ACQUISITION OF ADDITIONAL POLYCOM STOCK. During the term hereof, 3M represents and warrants that it will not acquire additional capital stock in Polycom to the extent that, when added to the number of shares acquired, or to be acquired, by 3M pursuant to the Stock
Warrant Agreement, 3M's stock will equal or exceed [*     *     *] of
Polycom's issued and outstanding capital stock (assuming, in the latter case, the issuance of all of the stock available to 3M under the Stock Warrant Agreement) without the approval of Polycom's Board of Directors.


* Confidential treatment requested. Confidential portion has been filed separately with the Securities and Exchange Commission.



                                        14.

                                      ARTICLE 4
                            REPRESENTATIONS AND WARRANTIES

          4.1 REPRESENTATIONS AND WARRANTIES OF 3M. 3M hereby represents and warrants to Polycom as follows:

          (a) ORGANIZATION AND GOOD STANDING. 3M is a corporation duly organized, validly existing and in good standing under the laws of Delaware, with all requisite power and authority to carry on the business in which it is engaged and to own the property it owns. 3M is duly qualified and licensed to do business and is in good standing in all jurisdictions where the nature of its business makes such qualification necessary.

          (b) AUTHORIZATION AND VALIDITY. The execution, delivery and performance of this Agreement and the other agreements contemplated hereby, by 3M, and the consummation of the transaction contemplated hereby and thereby, have been duly authorized by 3M . This Agreement and each other agreement contemplated hereby have been duly executed and delivered by 3M and constitute legal, valid and binding obligations of 3M, enforceable against it and in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditor's rights generally or the availability of equitable remedies.

          (c) NO VIOLATION. Neither the execution and performance of this Agreement or the agreements contemplated hereby nor the consummation of the transactions contemplated hereby or thereby will (i) result in a violation or breach of the Articles of Incorporation or Bylaws of 3M or any agreement or other instrument under which 3M is bound or to which any of the assets of 3M is subject, or result in the creation or imposition of any lien, charge or encumbrance upon any of such assets, or (ii) violate any applicable law, regulation or any judgment or order of any court or governmental agency.

          (d)  NO VIRUSES.  The software supplied by 3M, its employees and/or
agents incorporated into [*     *     *] as delivered to the manufacturer
shall be free of any wilfully introduced computer virus or any other similar or harmful, malicious or hidden programs or data, and 3M shall indemnify and hold harmless Polycom from (i) any cost or damages awarded against Polycom in connection with any such virus, programs or data and (ii) the cost of debugging any virus and the cost of alternative processing while debugging is underway.

          4.2 REPRESENTATIONS AND WARRANTIES OF POLYCOM. Polycom hereby represents and warrants to 3M as follows:

          (a) ORGANIZATION AND GOOD STANDING. Polycom. is a corporation duly organized, validly existing and in good standing under the laws of Delaware, with all requisite power and authority to carry on the business in which it is engaged and to own the property it owns. Polycom is duly qualified and licensed to do business and is in good standing in all jurisdictions where the nature of its business makes such qualification necessary.


* Confidential treatment requested. Confidential portion has been filed separately with the Securities and Exchange Commission.


                                        15.

          (b) AUTHORIZATION AND VALIDITY. The execution, delivery and performance of this Agreement, and the other agreements contemplated hereby, by Polycom, and the consummation of the transaction contemplated hereby and thereby, have been duly authorized by Polycom. This Agreement and each other agreement contemplated hereby have been duly executed and delivered by Polycom and constitute legal, valid and binding obligations of Polycom, enforceable against it and in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditor's rights generally or the availability of equitable remedies.

          (c) NO VIOLATION. Neither the execution and performance of this Agreement or the agreements contemplated hereby nor the consummation of the transactions contemplated hereby or thereby will (a) result in a violation or breach of the Articles of Incorporation or Bylaws of Polycom or any agreement or other instrument under which Polycom is bound or to which any of the assets of Polycom is subject, or result in the creation or imposition of any lien, charge or encumbrance upon any of such assets, or (b) violate any applicable law, regulation or any judgment or order of any court or governmental agency.

          (d)  PATENTS AND TRADE SECRETS.

                  (i) To the best of Polycom's knowledge, Polycom owns all trade secrets, patents and copyrights necessary to manufacture, distribute,
and sell [*     *     *], or possesses adequate licenses or other rights, if
any, therefor (collectively, the "Polycom Proprietary Rights").

                  (ii)   To the best of Polycom's knowledge at the time of
incorporation into a [*     *     *], Polycom has the right to use the Polycom
Proprietary Rights without infringing or violating the rights of any third parties. To the best of Polycom's knowledge at the time of incorporation into a
[*     *     *], no claim has been asserted by any person to the ownership of, or right to use, any Polycom Proprietary Right or challenging or questioning the validity or effectiveness of any such license or agreement and Polycom knows of no valid basis for any such claim. To the best of Polycom's knowledge at the
time of incorporation into a [*     *     *], each of the Polycom Proprietary
Rights is valid and subsisting, has not been terminated and, if applicable, has been duly issued or filed. Polycom will maintain its interest in the Polycom Proprietary Rights throughout the term of this Agreement.

          (e)  [*     *     *] DESIGN.  The design of [*     *     *], as
delivered to any manufacturer for the manufacture of [*     *     *] for 3M's
account, will meet the Specifications therefor as mutually agreed to by Polycom and 3M hereunder.

          (f)  NO VIRUSES.  The software incorporated into [*     *     *],
other than software supplied by 3M, its employees or agents or by a third party other than an independent contractor of Polycom, as delivered to the manufacturer, shall be free of any wilfully introduced computer virus or any other similar or harmful, malicious or hidden programs or data, and Polycom shall indemnify and hold harmless 3M from (i) any cost or


* Confidential treatment requested. Confidential portion has been filed separately with the Securities and Exchange Commission.



                                        16.

damages awarded against 3M in connection with any such virus, programs or data and (ii) the cost of debugging any virus and the cost of alternative processing while debugging is underway.

          (g)  MAXIMUM FAILURE RATE.  In the event that [*     *     *]
purchased by 3M hereunder experience a field failure rate, based on a material Polycom design defect (excluding cosmetic defects), of
[*     *     *] or more based upon returns of defective [*     *     *]
during any [*     *     *], Polycom shall reimburse 3M for any and all costs
incurred by it in the repair or replacement of such [*     *     *];
provided, however, that Polycom shall have no obligation with respect to such repair or replacement if it is determined that the defect is directly attributable to a 3M design.


                                   ARTICLE 5
                            CONFIDENTIAL INFORMATION

          5.1 Either Party who receives Confidential Information of the other Party shall protect the confidentiality of such Confidential
Information for a period of [*     *     *] from the termination of this
Agreement. Confidential Information includes: (a) written materials delivered to the recipient marked as confidential or with a similar legend of confidentiality, (b) visual information indicated as confidential by means of written notices or signs, (c) oral information that is indicated orally to be confidential and subsequently summarized and designated as confidential in a
written memo sent to the recipient within [*     *     *] and (d) disclosed
in the form of tangible products or materials transmitted to the recipient with an accompanying written memorandum. It is the responsibility of each Party to identify its own information which it deems to be "Confidential Information."

          5.2 Use of the disclosing Party's Confidential Information by the receiving Party shall be limited to the express purposes of this Agreement in the following areas:

          (a)  3M information in the areas of [*  *    *    *    *    *    *
     *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
     *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
     *    *    *    *    *    *    *    *    *    *    *].

          (b)  Polycom information in the areas of [*  *    *    *    *    *
     *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
     *    *    *    *    *    *    *    *    *    *    *    *    *    *    *
     *    *    *    *    *    *    *    *    *    *    *    *    *].



* Confidential treatment requested. Confidential portion has been filed separately with the Securities and Exchange Commission.


                                        17.

          5.3 A recipient shall return or properly dispose of all information (including tangible products or materials) received from the disclosing Party upon request of the disclosing Party except that the recipient may retain in the office of its legal counsel one copy of written information for record purposes only.

          5.4 A recipient shall protect the disclosed Confidential Information by using the same degree of care, but no less than a reasonable degree of care, to prevent the unauthorized use or disclosure of the Confidential Information of the disclosing Party, as the recipient uses to protect is own Confidential Information of like nature. A recipient of the other Party's Confidential Information shall not disclose any such Confidential Information to any third party. Confidential Information of the disclosing Party will be restricted to those employees, agents, or contractors of each receiving Party having a need-to-know. In the event that the recipient is required by judicial or administrative process to divulge Confidential Information of the disclosing Party, the recipient shall promptly notify the disclosing Party and allow the disclosing Party a reasonable time to oppose such process prior to divulging such Confidential Information.

          5.5 This Agreement imposes no obligation upon a recipient with respect to information that (a) was in the recipient's possession before receipt from the disclosing Party, (b) is or becomes available to the public through no fault of the recipient, (c) is received in good faith by the recipient from a third party and is not subject to an obligation of confidentiality owed to the third party, (d) is independently developed by the recipient without reference to information received hereunder, or (e) is disclosed by disclosing Party to a third party without a duty of confidentiality on the third party.


                                   ARTICLE 6
                                      TERM

          This Agreement shall be effective as of the Effective Date and
shall continue in effect until [*     *     *]; provided, however, that the
term shall be extended:

          (a)  [*     *     *], if, during the Initial Royalty Period, 3M has
(i) met or exceeded the level of sales required to maintain the exclusive nature of its marketing rights and (ii) spent the required sums in marketing
[*     *    *] pursuant to the provisions of Section 2.2(a)(ii) and Section
1.2(b)(ii) above, respectively.

          (b)  [*     *     *], if, (i) the conditions for the first
extension under subsection (a) above were timely met and (ii) during the second Royalty Period, 3M has (A) met or exceeded the level of sales required to maintain the exclusive nature of its marketing rights and (B) spent the
required sums in marketing [*     *     *] pursuant to the provisions of
Section 2.2 (a)(ii) and Section 1.2(b)(ii) above, respectively;


* Confidential treatment requested. Confidential portion has been filed separately with the Securities and Exchange Commission.


                                        18.

                                   ARTICLE 7
                                  TERMINATION

          Either Party may terminate this Agreement during the term hereof upon written notice, given pursuant to the requirements of Article 17 below, in the event the other Party fails to perform a material obligation under this Agreement or otherwise is in breach of any of its material obligations
hereunder.  The Party receiving such notice shall have [*     *     *] from
the date of receipt thereof to cure the failure or breach. If the Party receiving such notice does not cure the failure or breach within such cure period, the Party claiming breach may terminate this Agreement by sending written notice of termination, given pursuant to the requirements of Article 17 below.


                                   ARTICLE 8
                           LIMITATION OF LIABILITIES

          IN THE EVENT EITHER PARTY SHOULD BECOME LIABLE TO THE OTHER FOR ANY MATTER RELATING TO THIS AGREEMENT, WHETHER ARISING IN CONTRACT, EQUITY OR TORT (INCLUDING, WITHOUT LIMITATION, NEGLIGENCE), AND IN ADDITION TO ANY OTHER LIMITATION OF LIABILITY OR REMEDY SET FORTH IN THIS AGREEMENT, THE AMOUNT OF DAMAGES RECOVERABLE BY THE INJURED PARTY SHALL NOT INCLUDE ANY AMOUNTS FOR INDIRECT OR CONSEQUENTIAL DAMAGES, INCLUDING LOST PROFITS, LOST INCOME OR LOST SAVINGS, OR FOR ANY AMOUNTS WITH RESPECT TO CLAIMS BY ANY OTHER PARTY. These exclusions do not apply to claims for personal injury by a third party.


                                   ARTICLE 9
                                INDEMNIFICATION

          9.1 INDEMNIFICATION BY POLYCOM. Polycom will indemnify, defend, and hold harmless 3M, its affiliates and their respective directors, officers, shareholders, agents, and employees from any loss, claim, liability and/or expense (including reasonable attorneys' fees, court costs, and other expenses of litigation) with respect to claims for sickness, bodily injury, personal injury, death, tangible property damage or loss as asserted by third parties where the claim is based in whole or in part on, or is in any way related to, any act or omission attributable to Polycom, its agents, employees, or subcontractors, or in any way related to Polycom's design of
the [*     *    *], except to the extent that such claims are due solely and directly to the negligence or intentional misconduct of 3M.

          9.2 INDEMNIFICATION BY 3M. 3M will indemnify, defend, and hold harmless Polycom, its affiliates and their respective directors, officers, shareholders, agents, and employees from any loss, claim, liability and/or expense (including reasonable attorneys' fees, court costs, and other expenses of litigation) with respect to claims for sickness, bodily injury, personal injury, death, tangible property damage or loss as asserted by third parties


* Confidential treatment requested. Confidential portion has been filed separately with the Securities and Exchange Commission.


                                        19.

where the claim is based in whole or in part on, or is in any way related to, any act or omission attributable to 3M, its agents, employees, or
subcontractors, or in any way related to 3M's design of the [*     *     *],
except to the extent that such claims are due solely and directly to the negligence or intentional misconduct of Polycom.


                                   ARTICLE 10
                               PUBLIC DISCLOSURE

          3M and Polycom agree not to disclose the terms and conditions of this Agreement, except as may be required by law or government regulations or in connection with any due diligence relating to any financing, merger or acquisition involving such Party, without written authorization of the other Party, for the term of this Agreement. In the event such disclosure is required, the disclosing Party agrees to provide the other Party with prompt notice of such disclosure and, where possible, with prior notice thereof.


                                   ARTICLE 11
                                 FORCE MAJEURE

         11.1 If the performance of this Agreement or of any obligation hereunder is prevented, restricted or interfered with by reason of fire or earthquake or other casualty or accident; inability to procure raw materials, power or supplies (for reasons other than a Party's negligence or fault or failure to timely order); war or other violence; or any law, order, proclamation, regulation, ordinance, demand or requirement of any government agency, court or intergovernmental body, the Party whose performance is prevented, restricted or interfered with shall be excused from such performance to the extent of such prevention, restriction or interference; provided that the Party so affected shall use its reasonable efforts so as to avoid or remove such causes of nonperformance and shall resume performance hereunder with the utmost dispatch whenever such causes are removed.

         11.2 If performance of this Agreement or of any obligation hereunder is prevented, restricted or interfered with for any reason set forth in this Article 11, and such prevention, restriction or interference lasts for, or is expected to last for more than, one hundred and twenty (120) days, the Party whose performance is not affected by the force majeure condition shall have the option of being excused, without further obligation, from performance of the Agreement or of any obligation.


                                   ARTICLE 12
                            RELATIONSHIP OF PARTIES

         12.1 NATURE OF RELATIONSHIP. Neither Polycom nor 3M is an agent of the other Party and has no authority to bind the other Party, transact any business in the other Party's name or on its behalf, or make any promises or representations on behalf of the other Party. Each Party makes this Agreement and will perform all of its respective


* Confidential treatment requested. Confidential portion has been filed separately with the Securities and Exchange Commission.


                                        20.

obligations under this Agreement as an independent contractor, and no joint venture, partnership or other relationship shall be created or implied by this Agreement. The employees and agents of each Party are NOT for any purpose the employees or agents of the other Party.

         12.2 NON-SOLICITATION. During the term of this Agreement and for a period of one year thereafter, both 3M and Polycom agree that they will not, directly or indirectly, for their own account or otherwise, solicit for employment or employ or engage as an independent contractor, consultant or otherwise, any employee, or former employee employed during the term hereof, of the other Party without such Party's prior written approval.


                                   ARTICLE 13
                                   ASSIGNMENT

         This Agreement may not be transferred or assigned, in whole or in part, by either Party hereto without the written consent of the other Party, except as a part of the transfer of substantially all of such Party's capital stock, assets or that portion of the transferring Party's business to which this Agreement pertains.


                                   ARTICLE 14
                                    SURVIVAL

         The rights and obligations of the Parties hereto under Sections 1.2(c), 2.3(c), 2.4, 2.5, 4, 5, 8, 9, 12.2, 14, 16-19 and all rights to payment of either Party hereunder shall survive any termination, cancellation or expiration of this Agreement.


                                   ARTICLE 15
                               PARAGRAPH HEADINGS

         The title and headings of the various articles of this Agreement are inserted for convenience of reference only and shall not be constructed to affect the construction or interpretation of any of its provisions.


                                   ARTICLE 16
                                     WAIVER

         Any failure or delay by either Party in exercising any right or remedy in one or many instances will not prohibit a Party from exercising it at a later time or from exercising any other right or remedy.


* Confidential treatment requested. Confidential portion has been filed separately with the Securities and Exchange Commission.


                                        21.

                                   ARTICLE 17
                                    NOTICES

         Any notices required or permitted hereunder shall be given in writing either (a) through personal delivery by courier with tracking capabilities or otherwise, (b) by telecopy or other electronic medium to be promptly followed by confirmation pursuant to subsections (a) or (c), or (c) by deposit in United States mail, postage paid, certified or registered mail, return receipt requested to the address stated below or to such other address notice of which is given in accordance with this Article 17:

If to 3M:      Division Vice President
               3M Visual Systems Division
               Minnesota Mining and Manufacturing Company
               3M Austin Center
               6801 River Place Boulevard
               Austin, Texas 78726-9000

               Telecopier No.: 512/984-5191

If to Polycom: Chief Executive Officer
               Polycom, Inc.
               2584 Junction Avenue
               San Jose, California 95134-1902

               Telecopier No.: 415/474-2955

All notices shall be deemed given or made (x) on the date delivered if delivered personally, by courier or otherwise, (y) on the date initially received, if delivered by telecopy or other electronic medium followed by confirmation by personal delivery or registered or certified mail, or (z) on the third business day after it is mailed, if mailed in accordance with subsection (c) above.


                                   ARTICLE 18
                         GOVERNING LAW; CHOICE OF FORUM

         18.1 THIS AGREEMENT IS ENTERED INTO AND PERFORMABLE IN SANTA CLARA COUNTY, CALIFORNIA AND ANY QUESTIONS, CLAIMS, DISPUTES OR LITIGATION CONCERNING OR ARISING FROM THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF CALIFORNIA, USA WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS DOCTRINES OF ANY FEDERAL STATE OF THE UNITED STATES OR ANY NATION STATE.

         18.2 The Parties agree that both California and Texas have a substantial relationship to this transaction, and each Party consents to personal jurisdiction in the courts thereof. Any action or suit arising from or related to this Agreement shall only be brought by the Parties in any federal or state court with appropriate jurisdiction over the subject


* Confidential treatment requested. Confidential portion has been filed separately with the Securities and Exchange Commission.

                                        22.

matter established or sitting in (a) in the case of Polycom, state of Texas, located in Austin, Texas, and (b) in the case of 3M, the state of California, located in San Jose, California.


                                   ARTICLE 19
                               DISPUTE RESOLUTION

         19.1 UNAIDED NEGOTIATIONS. To resolve any disputes among the Parties, 3M or Polycom must first provide written notice to the other, specifying in as much detail as possible the source or reason for the dispute and the resolution proposed by the notifying Party. The receiving Party
shall respond in writing to any such notice within [*     *     *] after
receipt. The receiving Party may include in its reply a detailed description of any disputes it would like to resolve and the proposed resolutions. The
first notifying Party shall respond within [*     *     *].  If the dispute
is not then resolved, there shall follow within [*     *     *] of the last
written response a meeting between at least one representative of each Party.
 Each Party agrees to have present such person or persons who are authorized to fully and finally resolve the dispute. The purpose of this meeting shall be to discuss and negotiate in good faith the complete resolution of any outstanding dispute(s). The date and time shall be mutually agreed (within the stated period), and the location of the meeting shall be chosen by the Party responding to the first notice. Each Party shall bear its own costs (including travel expenses) incident to this negotiation and meeting.

         19.2  MEDIATION.  Should the procedure outlined above not bring
about a resolution of the dispute, then within [*     *     *] following the
meeting of principals, the Party first sending the notice shall initiate a voluntary, nonbinding mediation conducted at a mutually-agreed location (or, if no location can be agreed upon in Chicago, Illinois), by a mutually-agreed mediator selected from the membership of the local chapter of the Association of Attorney-Mediators. Should the Parties for any reason be unable or unwilling to agree upon a mediator, they shall request the local chapter of the Association of Attorney-Mediators to appoint one of its members for them.
 The Parties shall bear equally all costs and expenses (including any mediator's fees) of this mediation and endeavor in good faith to resolve their differences. While this mediation shall be nonbinding in all respects (except agreements in settlement of the dispute negotiated by the Parties), each Party agrees that:

         (a) It shall appear when directed by the mediator, be fully prepared to work towards a resolution of the dispute, and participate in good faith in the mediation towards a resolution of all disputed issues or concerns;

         (b) The duty to mediate in good faith shall be specifically enforceable by the courts of California and Texas; and

         (c) Should a court in any litigation stemming from the same general dispute or disagreement among the Parties determine that either did not participate in good faith in the mediation process hereunder, the court shall impose against such Party a


* Confidential treatment requested. Confidential portion has been filed separately with the Securities and Exchange Commission.


                                        23.

sanction equal to the other Party's attorneys' fees in the resulting
litigation, up to [*     *     *].

         19.3 LITIGATION. In the event that the Parties are unable to resolve any outstanding disagreement or dispute as provided above, then, as a last resort, either Party may commence litigation; provided, however, that, in the case of Polycom, it must do so in the courts (state or federal, provided the court selected has subject matter jurisdiction) of the state of Texas located in Austin, Texas, and, in the case of 3M, it must do so in the Courts (state or federal, provided the court selected has subject matter jurisdiction) of the state of California located in San Jose, California.


                                   ARTICLE 20
                                ENTIRE AGREEMENT

         20.1 This Agreement and the exhibits referred to in this Agreement supersede and terminate all prior agreements, if any, whether written or oral, between the Parties with respect to the subject matter contained herein.

         20.2 Each Party agrees that it has not relied on any representation, warranty, or provisions not explicitly stated in this Agreement, and that no oral statement has been made to either Party that in any way trends to waive any of the terms or conditions of this Agreement. This Agreement constitutes the final written expression of all terms of the Agreement, and it is a complete and exclusive statement of those terms.

         20.3 No part of this Agreement may be waived, modified, or supplemented in any manner whatsoever (including a course of dealing or of performance or usage of trade) except by a written instrument signed by duly authorized officers of the Parties.


* Confidential treatment requested. Confidential portion has been filed separately with the Securities and Exchange Commission.


                                        24.

         The Parties, intending to be bound, have signed this Agreement as of the day and year first written above.

                             3M:

                             MINNESOTA MINING AND MANUFACTURING COMPANY



                             By: /s/ C. AGNEW MEEK
                                ---------------------------------------

                             Title:
                                   ------------------------------------

                             Date:   MARCH 28, 1997
                                  -------------------------------------

                             POLYCOM:

                             POLYCOM, INC.



                             By:/S/ MICHAEL R. KOUREY
                                ---------------------------------------

                             Title: CHIEF FINANCIAL OFFICER
                                   ------------------------------------

                             Date:  MARCH 28, 1997
                                  -------------------------------------



* Confidential treatment requested. Confidential portion has been filed separately with the Securities and Exchange Commission.


                                        25.

Exhibit A  Specifications of [*     *     *]
Exhibit B  Stock Warrant Agreement
Exhibit C  Migration Schedule
Exhibit D  Source Code Escrow Provisions
Exhibit E  Minimum Sales Requirements to Maintain 3M Exclusivity
Exhibit F  [*     *     *] Regulatory Approvals


* Confidential treatment requested. Confidential portion has been filed separately with the Securities and Exchange Commission.


                                        26.

                                      EXHIBIT A

                                          [*   *   *]
                         Engineering Functional Specification

                                Confidential Treatment
                             Requested for Entire Exhibit







* Confidential treatment requested. Confidential portion has been filed seperately with the Securities and Exchange Commission.

                                      EXHIBIT B

                               STOCK WARRANT AGREEMENT



         This STOCK WARRANT AGREEMENT (this "Agreement") is entered into and made effective as of March 28, 1997 by and between POLYCOM, INC., a Delaware corporation (the "Company"), and the MINNESOTA MINING AND MANUFACTURING COMPANY, a Delaware corporation, acting through its Visual Systems Division ("3M").


                                      ARTICLE 1
                          AUTHORIZATION AND SALE OF WARRANTS

         1.1 AUTHORIZATION. The Company has authorized the issuance of a warrant exercisable for two million (2,000,000) (subject to adjustment as set forth herein) fully paid and non-assessable shares of the Company's Common Stock, $.0005 par value per share (the "Stock") at an exercise price of $7.50 per share (the "Exercise Price", which is subject to adjustment as set forth herein) in the form attached hereto as Exhibit A (the "Warrant").

         1.2 SALE OF WARRANTS. Subject to the terms and conditions hereof, in consideration of the representations, warranties and covenants of 3M given pursuant to that certain Joint Marketing and Development Agreement of even date herewith by and between the Company and 3M (the "Development Agreement"), the Company will issue and sell to 3M, and 3M will buy from the Company, a warrant exercisable at a price and for a number of shares of Stock set forth herein. For purposes of this Agreement, "Warrant Shares" means all shares of Stock issuable upon exercise of the Warrant.

         1.3   ADJUSTMENTS AND RELATED ISSUES.

         (a) NUMBER OF SHARES; EXERCISE PRICE. The number of shares of Stock which the Holder of the Warrant shall be entitled to receive upon exercise hereof shall be determined by multiplying the number of shares of Stock which would otherwise be issuable upon such exercise, as designated by the Holder (as defined herein) thereof, by a fraction of which (1) the numerator is $15,000,000 and (2) the denominator is the Exercise Price in effect on the date of such exercise. The Exercise Price shall be adjusted and readjusted from time to time as provided in this Section 1.3 and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this
Section 1.3.

         (b) ADJUSTMENT FOR CHANGE IN CAPITALIZATION. Upon exercise of the Warrant, the Holder thereof shall be entitled to receive an amount of Stock which shall be based upon the two million (2,000,000) shares of Stock set forth in Section 1. I above and adjusted as set forth herein. If the outstanding shares of Stock shall be subdivided (split), combined (reverse split), by reclassification or otherwise, or if there is declared any dividend

* Confidential treatment requested. Confidential portion has been filed seperately with the Securities and Exchange Commission.

payable on the Stock in shares of Stock, or upon the issuance of options, warrants, or securities exercisable or convertible into Stock, the Exercise Price in effect immediately prior to such event shall be adjusted to the price determined by dividing (1) the number of shares of Stock outstanding (determined on a fully diluted basis) immediately prior to such event multiplied by the Exercise Price in effect immediately prior to such event by
(2) the total number of shares of Stock outstanding immediately after such event (determined on a fully diluted basis). If at any time there shall be a capital reorganization of the Company's Stock, then, as part of such capital reorganization, the Company shall cause lawful provisions to be made so that the Holder of the Warrant shall thereafter be entitled to receive on the exercise of the Warrant the number of shares of stock, securities, or other property of the Company, to which a holder of the Stock into which the Warrant is exercisable would have been entitled on such capital reorganization, if the Warrant had been exercised immediately before that capital reorganization. In any such event, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made to the Exercise Price with respect to the rights and interests of the Holder after such capital reorganization, to the end that this Section 1.3 and the rights of the Holder hereunder (including adjustment to the Exercise Price then in effect and the number of shares of Stock received upon exercise hereof) shall be applicable after that event, as near as reasonably may be, to any shares, securities or property deliverable after that event on exercise of the Warrant. The Company shall give the Holder no less than fifteen (15) days prior written notice of the proposed effective date of any transaction or event resulting in an adjustment to the number of Warrant Shares or the Exercise Price under the Warrant.

         (c) MERGER OR CONSOLIDATION OF THE COMPANY. In the event that, at any time prior to the expiration of the Warrant, the Company is merged into or consolidated with another corporation or other entity under circumstances where the Company is not the surviving entity, or more than fifty percent (50%) of the outstanding voting securities of the Company are owned by another entity as a result of such merger or consolidation, then, at the election of the Board of Directors of the Company, the Warrant may be canceled by the Board of Directors of the Company as of the effective date of such merger or consolidation, provided that (a) notice of such cancellation shall be given to Holder at least thirty (30) days prior to the effective date of any such merger or consolidation and (b) Holder shall have the right to exercise the Warrant, in whole or in part, throughout the period preceding the effective date of such merger or consolidation.

         (d) OTHER DILUTIVE EVENTS. In case any event shall occur as to which the provisions of this Section 1.3 are not strictly applicable but the failure to make any adjustment relating thereto would not fairly protect the purchase rights represented by the Warrant in accordance with the essential intent and principles of this Section 1.3, then, in each such case, the Company shall immediately make all adjustments necessary to preserve, without dilution, the purchase rights represented by the Warrant on a basis consistent with the intent and principles established

* Confidential treatment requested. Confidential portion has been filed seperately with the Securities and Exchange Commission.


                                        2.

in this Section 1.3 and shall also immediately appoint a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of the Company if they satisfy such standard), which shall give their opinion that such adjustment, if any, preserves, without dilution, the purchase rights represented by the Warrant on a basis consistent with the intent and principles established in this Section 1.3. Upon receipt of such opinion, the Company will immediately deliver a copy thereof to the Holder of the Warrant. The Company shall not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith assist in carrying out all of such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (i) will not permit the par value of any shares of Stock receivable upon the exercise of the Warrant to exceed the amount payable therefor upon such exercise of the Warrant from time to time outstanding, and (iii) will not take any action that results in any adjustment of the Exercise Price if the total number of shares of Stock issuable after such action upon the exercise of the Warrant would exceed the total number of shares of Stock then authorized by the Company's certificate of incorporation and available for the purpose of issuance upon such exercise.

         (e) NOTICE. Whenever there shall be an adjustment as provided in this Section 1.3 the Company shall within three (3) days cause written notice thereof to be given to the Holder, which notice shall be accompanied by an officer's certificate setting forth the Exercise Price and number of Warrant Shares available after such adjustment and setting forth a brief statement of the facts requiring such adjustment and the computation thereof. However, the failure by the Company to satisfy its obligations under this Section 1.3 shall not in any manner affect or alter the rights of the Holder under this Warrant.

         (f) FRACTIONAL SHARES. The Company shall not be required to issue fractions of shares of Stock or other capital stock of the Company upon the exercise of Warrant. If any fraction of a share would be issuable upon the exercise of any Warrant, the Company shall purchase such fraction for an amount in cash equal to the same fraction of the fair value of such share of Stock (as determined in good faith by the Board of Directors of the Company but not less than the fair market value) on the date of exercise of the Warrant.

         (g) TREASURY STOCK. For the purposes of this Section 1.3, the sale or other disposition of any Stock theretofore held in the Company's treasury shall be deemed to be an issue thereof.

         (h) VALID ISSUANCE. All shares of Stock that may be issued upon the exercise of the Warrant will upon issuance by the Company be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof, and the Company shall take no action that will cause a contrary result (including, without limitation, any action which would cause the Exercise Price to be less than the par value, if any, of the Stock).

* Confidential treatment requested. Confidential portion has been filed seperately with the Securities and Exchange Commission.


                                        3.

                                      ARTICLE 2
                                CLOSING DATE; DELIVERY

         2.1 CLOSING DATE. The closing of the purchase and sale of the Warrants hereunder shall be held concurrently with the execution hereof, such execution and closing to be held at the offices of 3M located at 3M Austin Center, 6801 River Place Boulevard, Austin, Texas at 10:00 a.m. C.S.T. on March 28, 1997 (the "Closing") or at such other time and place upon which the Company and 3M shall agree (the date of the Closing is hereinafter referred to as the "Closing Date").

         (a) DELIVERY. At the Closing, the Company will deliver to 3M the Warrant, registered in 3M's name, upon the terms and conditions set forth herein.


                                      ARTICLE 3
                    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         Except as set forth on Exhibit B attached hereto, the Company represents and warrants to 3M as follows:

         3.1 ORGANIZATION AND STANDING. The Company is a corporation duly organized and existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws. The Company has all requisite corporate power and authority to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction in which the failure to be so qualified would have a material adverse effect on its business as now conducted or as now proposed to be conducted.

         3.2 CORPORATE POWER. The Company will have at the Closing Date as applicable, all requisite legal and corporate power and authority to execute and deliver this Agreement to sell and issue the Warrant hereunder, to issue the Warrant Shares and to carry out and perform its obligations under the terms of this Agreement.

         3.3 SUBSIDIARIES. The Company has a single subsidiary, Polyspan Teleconferencing, N.V.. a Netherlands corporation, and does not otherwise own or control, directly or indirectly, any equity interest in any corporation, association or other business entity.

         3.4 CAPITALIZATION. As of December 31, 1996, the authorized capital stock of the Company consists of fifty million (50,000,000) shares of Common Stock, $.0005 par value per share, of which ninety million one hundred forty four thousand and fifty eight (19,144,058) shares are issued and outstanding. Except as set forth above or on the Exhibit B hereto, there is no outstanding option, warrant or other right to purchase any of the Company's authorized and unissued capital stock. All of the outstanding shares of Common Stock of the Company have been duly authorized and validly issued, and are fully paid and

* Confidential treatment requested. Confidential portion has been filed seperately with the Securities and Exchange Commission.


                                        4.

nonassessable and were issued in compliance with the registration provisions of applicable state and federal securities laws.

         3.5 AUTHORIZATION. All corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Warrant and the Warrant Shares and the performance of all of the Company's obligations hereunder has been taken prior to the Closing. This Agreement, when executed and delivered by the Company, shall constitute a valid and binding obligation of the Company, enforceable in accordance with its terms. The Warrant, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable, the Stock issuable upon exercise of the Warrant has been duly and validly reserved and, when issued in compliance with the provisions of the Company's Amended and Restated Certificate of Incorporation (the "Certificate"), the Warrant will be validly issued, and will be fully paid and nonassessable; and the Warrant, and such Stock will be free of any liens or encumbrances other than any liens or encumbrances created by or imposed upon by the Holders; provided, however, that the Warrant and such Stock may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein.

         3.6 FINANCIAL STATEMENTS. The Company has delivered to 3M its audited financial statements (balance sheet, statement of operations, shareholders' equity and cash flows) for the year ended December 31, 1996 (the "Financial Statements"). The Financial Statements are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The balance sheet included in the Financial Statements fairly presents the financial condition of the Company as of December 31, 1996 and reflects all material liabilities, contingent or otherwise, of the Company as of such date, and the statement of operations included in the Financial Statements accurately present the operating results of the Company during the period indicated therein. Since December 31, 1996, there has not been any change in the assets, liabilities, financial condition or operations of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business which have not been, either in any case or in the aggregate, materially adverse. The Company has no material liabilities required by generally accepted accounting principles to be disclosed in a balance sheet which are not disclosed in the Financial Statements.

         3.7 TITLE TO PROPERTIES AND ASSETS; LIENS, ETC. The Company has good and marketable title to its properties and assets, and good title to all its leasehold interests, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (i) the lien of current taxes not yet due and payable, and (ii) possible minor liens and encumbrances which do not in any case materially detract from the value of the property subject thereto or materially impair the operations of the Company, and which have not arisen otherwise than in the ordinary course of business.

* Confidential treatment requested. Confidential portion has been filed seperately with the Securities and Exchange Commission.

                                        5.

         3.8 COMPLIANCE WITH OTHER INSTRUMENTS, NONE BURDENSOME, ETC. The Company is not in violation of any term of its Certificate or By-Laws, or in any material respect of any term or provision of any material mortgage, indebtedness, indenture, contract, agreement, instrument, judgment or decree, and to the best of its knowledge is not in violation of any order, statute, rule or regulation applicable to the Company where such violation would materially and adversely affect the Company. The execution, delivery and performance of and compliance with this Agreement and the issuance of the Stock issuable upon the Holder's exercise of the Warrant have not resulted and will not result in any material violation of, or conflict with, or constitute a material default under, the Company's Certificate or By-laws or any of its agreements, nor result in the creation of, any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company.

         3.9 LITIGATION, ETC. There are no actions, suits, proceedings or investigations pending against the Company or its properties before any court or governmental agency that, if adversely decided, could be materially adverse to the Company or its business or financial condition or that question the validity of this Agreement (nor, to the best of the Company's knowledge, is there any threat thereof or reasonable basis therefor).

         3.10 EMPLOYEES. To the Company's knowledge and after reasonable investigation, no employee of the Company is a party to an agreement with any previous employer that in any way adversely affects his or her performance or his or her duties as an employee of the Company or is a party to, or threatened by, any litigation concerning any patents, trademarks, trade secrets and the like. The Company does not have any collective bargaining agreements covering any of its employees. Each of the employees of the Company has executed an Proprietary Information and Invention Agreement in the form previously submitted to 3M. The Company has no employee benefit plans or agreements with respect to profit-sharing or pension benefits.

         3.11 PATENTS, COPYRIGHTS, ETC. The Company owns or has the right to use, free and clear of all liens, charges, claims and restrictions, all patents, copyrights, licenses and rights necessary to its business as now conducted or proposed to be conducted, and is not infringing upon or otherwise acting adversely to, nor will the conduct of its business as proposed to be conducted cause it to infringe upon or act adversely to, the right or claimed right of any person under, or with respect to, any of the foregoing.

         3.12  REGISTRATION RIGHTS.  Except as set forth in that certain
Amended and Restated Investors' Rights Agreement dated May 17, 1995 among the Company and the parties who have executed the counterpart signature pages thereto or are otherwise bound thereby (the "Investors' Rights Agreement"), the Company is not under any contractual obligation to register any of its presently outstanding securities or any of its securities which may hereafter be issued.

         3.13 GOVERNMENTAL CONSENT, ETC. Subject to the accuracy of 3M's representations in Section 4 hereof, no consent, approval or authorization of or designation, declaration or filing with, any governmental authority on the part of the Company is

* Confidential treatment requested. Confidential portion has been filed seperately with the Securities and Exchange Commission.


                                        6.

required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Warrant Shares or the consummation of any other transaction contemplated hereby, except (a) qualification (or taking such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the stock under applicable Blue Sky laws, which filings and qualifications, if required, will be accomplished in a timely manner and (b) filing of a notice of transaction on Form D with the Securities and Exchange Commission pursuant to Regulation D promulgated under the Securities Act, if required, which filing will be made in a timely manner.

         3.14 TAX RETURNS. The Company has filed all federal, state and other tax returns which are required to be filed, or has timely filed for extensions thereof, and has paid all taxes which have become due and payable. The Company has not been advised that any of its returns, federal, state or other, have been or are being audited as of the date hereof.

         3.15  OFFERING.  Subject to the accuracy of 3M's representations in
Section 4 hereof, the offer, sale and issuance of the Warrant to be issued in conformity with the terms of this Agreement, and the issuance of the Warrant Shares constitute transactions exempt from the registration requirements of
Section 5 of the Securities Act of 1933, as amended (the "Securities Act").

         3.16 BROKERS OR FINDERS: OTHER OFFERS. The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by or on behalf of the Company, any liability for brokerage OR finders' fees or agents' commissions or any similar charges in connection with this Agreement.

         3.17 INSURANCE. The Company has fire and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its material properties that might be damaged or destroyed.

         3.18 DISCLOSURE. To the best of the Company's knowledge, this Agreement with the Exhibits hereto, when taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein not misleading in light of the circumstances under which they were made.

         3.19 RESERVED STOCK. The Company shall reserve and keep available at all times solely for the purpose of providing for the exercise of the Warrant the maximum number of shares of Stock as to which the Warrant may then be exercised. All such shares shall be duly authorized and free of preemptive rights and, when issued upon such exercise, shall be validly issued and fully paid and non-assessable with no liability on the part of the holder thereof.

* Confidential treatment requested. Confidential portion has been filed seperately with the Securities and Exchange Commission.


                                        7.

                                      ARTICLE 4
                         REPRESENTATIONS AND WARRANTIES OF 3M

         3M represents and warrants to the Company with respect to the purchase of the Warrant Shares as follows:

         4.1 EXPERIENCE. It has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.

         4.2 INVESTMENT. It is acquiring the Warrant Shares for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. It understands that the Warrant Shares to be purchased have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of 3M's representations herein.

         4.3 RULE 144. It acknowledges that the Warrant Shares must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. It is aware of the provisions of Rule 144 promulgated under the Securities Act, which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, in certain instances, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being affected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations. It is also aware that pursuant to the provisions of subparagraph (k) of Rule 144, a holder of "Restricted Securities" who has held such securities for over two years may dispose of such securities without regard to certain of the general conditions relating to sales under Rule 144, provided that such holder has not been an "affiliate" of the issuer within 90 days prior to such disposition.

         4.4 ACCESS TO DATA. It has had an opportunity to discuss the Company's business, management and financial affairs with its management and the opportunity to review the Company's facilities and operating plan. It has also had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction. It understands that such discussions, as well as any written information issued by the Company, were intended to describe certain aspects of the Company's business and prospects but were not a thorough or exhaustive description.

         4.5 AUTHORIZATION. This Agreement when executed and delivered by 3M will constitute a valid and legally binding obligation of 3M enforceable in accordance with its terms.

* Confidential treatment requested. Confidential portion has been filed seperately with the Securities and Exchange Commission.


                                        8.

         4.6 BROKERS OR FINDERS. The Company has not, and will not, incur, directly or indirectly, as a result of any action taken by or on behalf of 3M, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement.

         4.7 TAX CONSEQUENCES. It has reviewed with its own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement (including any tax consequences that may result under the various tax legislation proposals currently before Congress). It is relying solely on such advisors and not on any statements or representations of the Company or any of its agents with respect to such taxes. It understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.


                                      ARTICLE 5
                             CONDITIONS TO CLOSING OF 3M

         3M's obligation to purchase the Warrant at the Closing is, at the option of 3M, subject to the fulfillment of the following conditions:

         5.1 REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects as of the Closing Date.

         5.2 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

         5.3 COMPLIANCE CERTIFICATE. The Company shall have delivered to 3M a certificate of the Company executed by a Vice President of the Company, dated the Closing Date, and certifying, among other things, to the fulfillment of the conditions specified in Sections 5.1 and 5.2 of this Agreement.

         5.4 BLUE SKY. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Warrant Shares, subject to timely filings after the Closing where appropriate.

         5.5 DEVELOPMENT AGREEMENT. The Company shall have executed and delivered the Development Agreement.

* Confidential treatment requested. Confidential portion has been filed seperately with the Securities and Exchange Commission.


                                        9.

                                      ARTICLE 6
                           CONDITIONS TO CLOSING OF COMPANY

         The Company's obligation to sell and issue the Warrant at the Closing is, at the option of the Company, subject to the fulfillment of the following conditions: VI

         6.1 REPRESENTATIONS. The representations made by 3M in Section 4 hereof shall be true and correct when made, and shall be true and correct on the Closing Date.

         6.2 BLUE SKY. The Company shall have obtained all necessary Blue Sky law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Warrant Shares, subject to timely filings after the Closing where appropriate.

         6.3 LEGAL MATTERS. All material matters of a legal nature which pertain to this Agreement, and the transactions contemplated hereby, shall have been reasonably approved by counsel to the Company.

         6.4 DEVELOPMENT AGREEMENT. 3M shall have executed and delivered the Development Agreement.


                                      ARTICLE 7
                               COVENANTS OF THE COMPANY

         The Company hereby covenants and agrees as follows:

         7.1 FINANCIAL INFORMATION. The Company will provide the Holder the following reports for so long as such Holder is a holder of a minimum of 100,000 shares of Stock or one or more warrants to acquire at least 100,000 shares of
Stock:

         (a) As soon as practicable after the end of each fiscal year, and in any event within 90 days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income and consolidated statements of changes in financial position of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year (or, at the election of the Company, setting forth in comparative form the budgeted figures for the fiscal year then reported), all in reasonable detail and audited by independent public accountants of national standing selected by the Company.

         (b) As soon as practicable after the end of each quarterly accounting period in each fiscal year of the Company and in any event within 45 days thereafter, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarterly period, and consolidated statements of income and consolidated statements

* Confidential treatment requested. Confidential portion has been filed seperately with the Securities and Exchange Commission.


                                        10.

of changes in financial condition of the Company and its subsidiaries, if any, for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles (other than for accompanying notes), subject to changes resulting from year-end audit adjustments, all in reasonable detail and signed by the principal financial or accounting officer of the Company. Company will send copies of the quarterly reports to:

               Division Vice President
               3M Visual Systems Division
               Minnesota Mining & Manufacturing Company
               3M Austin Center 6801 River Place Blvd.
               Austin, Texas 78726-9000
    and
               Director, Acquisitions and Business Development
               3M Center, Building 224-5S-28
               P.O. Box 33428
               St. Paul, Minnesota 55133

         (c)   An annual budget for the Company as soon as it is available.

         7.2 ADDITIONAL INFORMATION. The Company will deliver or provide with reasonable promptness to the Holder of at least 100,000 shares of Stock or one or more warrants to acquire at least I 00,000 shares of Stock, such other information and data, including access to books, records, officers and accountants, with respect to the Company and its subsidiaries, if any, as may from time to time reasonably request; provided, however, that the Company shall not be obligated to provide any information that it considers in good faith to be a trade secret or to contain confidential or classified information unless such Holder agrees to execute a reasonable covenant on maintaining the confidentiality of such information.

         7.3 ASSIGNMENT OF RIGHTS TO FINANCIAL INFORMATION. The rights granted pursuant to Sections 7.1 and 7.2 may not be assigned or otherwise conveyed to a competitor of the Company, as reasonably determined by the Board of Directors of the Company excluding any director with an interest in the transaction.

         7.4 EMPLOYEE SHARES. The Company shall not grant any options to purchase Stock or issue any Stock to directors, employees and other agents of the Company other than options granted by the Company or Stock purchases under incentive stock plans approved by the Board of Directors. If a stock option shall expire or terminate, or if shares are repurchased by the Company under a stock purchase agreement, the shares subject to, but not delivered under, such option, or the shares repurchased, shall be available for other options or stock purchases.

         7.5 RIGHT OF FIRST OFFER. The Company hereby grants to the Holder a right of first offer with respect to future sales by the Company of its New Securities (as hereinafter defined). Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock other than as

* Confidential treatment requested. Confidential portion has been filed seperately with the Securities and Exchange Commission.


                                        11.

set forth injection 7.4 or 7.6 hereof ("New Securities "), the Company shall simultaneously make an offering of such New Securities to the Holder in accordance with the following provisions:

         (a) The Company shall deliver a notice ("Notice") to the Holder stating (A) its bona fide intention to offer New Securities, (B) the number of such New Securities to be offered, (C) the price, if any, for which it proposes to offer such New Securities, and (D) whether such offering will be registered under the Securities Act of 1933, as amended (the "Securities Act") or be exempt from registration pursuant to Rule 144A of the Securities Exchange Commission (the "Commission").

         (b)

         (a) PRIVATE OFFERINGS. With respect to any offering of New Securities that will not be registered under the Securities Act, other than any offering exempt from such registration pursuant to Rule 144A of the Commission, within fortyfive (45) calendar days after receipt of the Notice, the Holder may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such New Securities which equals the proportion that the number of shares of Stock issued and held, or issuable upon the Holder's exercise of its wan-ant rights hereunder by such Holder, bears to the total number of shares of Stock issued and outstanding, assuming, in the latter case, the Holder's exercise of its warrant rights hereunder with respect to all shares of Stock then subject to such warrants.

         (b)   PUBLIC OFFERINGS.

                 (i) With respect to any offering of New Securities that will be registered under the Securities Act, the Company shall, contemporaneously with its filing of the Registration Statement for any such offering with the Commission, deliver a copy of such Registration Statement to Holder and thereafter deliver copies of any subsequent amendments thereto filed with the Commission contemporaneously therewith. At least ten (I0) days prior to the date the price of the offering is determined, the Company shall notify Holder of the range of prices in which it is anticipated that the New Securities will be priced, along with a range of the anticipated number of New Securities that will be offered consistent with the current range discussed with the Company's underwriters. Thereafter, the Company shall provide Holder with daily reports updating Holder as to the anticipated range of offering prices and number of shares of Stock to be offered contemplated by the underwriters. The Company shall immediately notify Holder of the determination of the offering price for the New Securities and the date the registration is declared effective. Holder shall have twelve (12) hours following its receipt of notice of the pricing of the New Securities in which to elect to purchase or obtain, at the price and on the terms specified in the Registration Statement and notice of offer price, if any, up to that portion of such New Securities which equals the proportion that the number of shares of stock issued and held, or issuable upon the Holder's exercise of its warrant rights hereunder by such Holder, bears to the number of shares of Stock issued and outstanding, assuming, in the latter case,

* Confidential treatment requested. Confidential portion has been filed seperately with the Securities and Exchange Commission.


                                        12.

the Holder's exercise of it warrant rights hereunder with respect to all shares of Stock then subject to such warrants.

                (ii) With respect to any offering of New Securities that will be exempt from registration in reliance on Rule 144A, the Company shall deliver a copy of the Offering Statement for the New Securities to Holder prior to its delivery to any prospective purchaser and shall thereafter promptly provide Holder with copies of any amendment to the Offering Statement. At least ten (10) days prior to the date the price of the offering is determined, the Company shall notify Holder of the range of prices in which it is anticipated that the New Securities will be priced, along with a range of the anticipated number of New Securities that will be offered consistent with the current range discussed with the Company's underwriters. Thereafter, the Company shall provide Holder with daily reports updating Holder as to the anticipated range of offering prices and number of shares of Stock to be offered contemplated by the underwriters. The Company shall immediately notify Holder of the determination of the offering price for the New Securities. Holder shall have twelve (I 2) hours following its receipt of notice of the pricing of the New Securities in which to elect to purchase or obtain, at the price and on the terms specified in the Offering Statement and notice of offer price, if any, up to that portion of such New Securities which equals the proportion that the number of shares of stock issued and held, or issuable upon the Holder's exercise of its warrant rights hereunder by such Holder, bears to the number of shares of Stock issued and outstanding, assuming, in the latter case, the Holder's exercise of it warrant rights hereunder with respect to all shares of Stock then subject to such warrants.

         (c) ACQUISITIONS. Notwithstanding anything to the contrary herein, in the event the New Securities are to be issued in exchange for equity interests in, or the assets of, another corporation, partnership, limited liability company or other entity, the purchase price for New Securities to be utilized with respect to any Holder's exercise of its rights of first offer hereunder shall be the Exercise Price then in effect after giving effect to the adjustments provided in Section 1.3 above.

         (c) If all such New Securities referred to in the Notice are not elected to be obtained as provided in Section 7.5.2 hereof, the Company may, during the 90-day period following the expiration of the applicable period provided in Section 7.5.2 hereof, offer the remaining unsubscribed New Securities to any person or persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within 90 days of the execution thereof, the Holder's right of first offer with respect to such New Securities provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Holder in accordance herewith.

         7.6 EXCLUSIONS. The right of first offer in Section 7.5 above shall not be applicable to the issuance or sale of Stock (or options therefor) to employees, officers, directors and consultants of the Company for the primary purpose of soliciting or retaining

* Confidential treatment requested. Confidential portion has been filed seperately with the Securities and Exchange Commission.


                                        13.

their employment or obtaining their services or as part of an incentive program with the approval of the Board of Directors.

         7.7 BOARD OBSERVER; BOARD MEMBER. The Vice President of 3M's Visual Systems Division, or any other representative, serving 3M in at least an equivalent position, designated by 3M from time to time and reasonably acceptable to the Company, (collectively, the "Observer") shall be entitled to attend any and all meetings of the Board of Directors in an observer capacity; provided, however, that the Observer shall not have a vote with respect to any matter which shall come before the Board, and provided further that the Observer may be excluded from a portion of such meetings on advice of counsel and if necessary to protect the attorney-client privilege or in the event of a direct conflict of interests between the Company and 3M with respect to the matters to be discussed. The Company agrees to provide the Observer with any and all information (including notice of meetings) which is or may be from time to time provided to the Board of Directors of the Company in such capacity provided the Observer agrees to hold all such information in confidence and not disclose it to any person or entity, other than 3M personnel with the need-to-know such information and who have entered into an agreement not to disclose such information to the same extent as the Observer. The Observer may, with five (5) days prior written notice, schedule a meeting with the President and Chief Executive Officer of the Company, which meeting is to take place immediately prior to a meeting of the Board, to discuss the operations of the Company. Upon the Holder's exercise of at least fifty percent (50%) of the Warrant Shares, the Company agrees, upon notice of Holder's desire to have the Vice President of 3M's Visual Systems Division, or any other representative, serving 3M in at least an equivalent position, designated by 3M and reasonably acceptable to the Company sit on the Company's Board of Directors, to cause such designee to be appointed to the Company's Board of Directors and to nominate and use its best efforts to cause the Company's shareholders to elect and thereafter maintain a designee of the Holder as a Company Board Member.

         7.8 KEY PERSON LIFE INSURANCE. Effective on Closing and continuing for at least three (3) years following the Closing, the Company shall keep in
effect term life insurance policy in the amount of [*   *    *    *    *
*     *] with proceeds payable to the Company.

         7.9 DISCLOSURE OF MATERIAL NON-PUBLIC INFORMATION. Notwithstanding anything herein to the contrary, Polycom shall not be required to disclose any material, non-public information respecting the Company until such information is released by the Company to the public market.


                                      ARTICLE 8
                  RESTRICTIONS ON TRANSFERABILITY OF WARRANT SHARES;
                 COMPLIANCE WITH SECURITIES ACT; REGISTRATION RIGHTS

         8.1 RESTRICTIONS ON TRANSFERABILITY. The Warrant Shares shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Section 8, which

* Confidential treatment requested. Confidential portion has been filed seperately with the Securities and Exchange Commission.


                                        14.

conditions are intended to ensure compliance with the provisions of the Securities Act. Each Holder will cause any proposed purchaser, assignee, transferee, or pledgee of any interest of such Holder to agree to take and hold such Warrant Shares subject to the provisions and upon the conditions specified in this Section 8.

         8.2 RESTRICTIVE LEGEND. Each certificate representing (i) the Stock and (ii) any other Warrant Shares issued in respect of the Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 8.3 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities law):

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE CORPORATION AT THE PRINCIPAL EXECUTIVE OFFICES OF THE CORPORATION.

         Each Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Stock in order to implement the restrictions on transfer established in this Section 8.

         8.3 NOTICE OF PROPOSED TRANSFERS. The Holder of each certificate required to bear the legend set forth in Section 8.2 above by acceptance thereof agrees to comply in all respects with the provisions of this Section 8.3. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Warrant Shares, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the Holder thereof shall give written notice to the Company of such Holder's intention to effect such transfer, sale, assignment or pledge (except that if such Holder or any successor thereto is a partnership, no such notice described below shall be necessary for a transfer by such Holder to a partner of such Holder). Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied, at such Holder's expense by either
(i) an unqualified written opinion of legal counsel who shall, and whose legal opinion shall be, reasonably satisfactory to the Company addressed to the Company, to the effect that the proposed transfer of the Restricted Warrant Shares may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Commission to the effect that the transfer of such Warrant Shares without registration will not result in a recommendation by the staff of the Commission that action

* Confidential treatment requested. Confidential portion has been filed seperately with the Securities and Exchange Commission.


                                        15.

be taken with respect thereto, whereupon the Holder of such Restricted Warrant Shares shall be entitled to transfer such Restricted Warrant Shares in accordance with the terms of the notice delivered by the Holder to the Company. Each certificate evidencing the Restricted Warrant Shares transferred as above provided shall bear, except if such transfer is made pursuant to Rule 144, the appropriate restrictive legend set forth in Section
8.2 above, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for such Holder and in the reasonable opinion of the Company such legend is not required in order to establish compliance with any provision of the Securities Act.

         8.4 REMOVAL OF RESTRICTIONS ON TRANSFER OF WARRANT SHARES. Any legend referred to in Section 8.2 hereof stamped on a certificate evidencing (i) the Stock or (ii) any other Warrant Shares issued in respect of the Stock upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event and the stock transfer instructions and record notations with respect to such security shall be removed and the Company shall issue a certificate without such legend to the holder of such security if (a) such security is registered under the Securities Act, or if such holder provides the Company with an opinion of counsel (which may be counsel for the Company) reasonably acceptable to the Company to the effect that a public sale or transfer of such security may be made without registration under the Securities Act or (b) such holder provides the Company with reasonable assurances, which may, at the option of the Company, include an opinion of counsel satisfactory to the Company, that such security can be sold pursuant to paragraph (k) of Rule 144 under the Securities Act.

         8.5 REGISTRATION RIGHTS. Upon exercise of this Warrant, the Holder shall have and be entitled to exercise, together with all other holders of Registrable Securities possessing registration rights under the Investors' Rights Agreement, the rights of registration granted thereunder to Registerable Securities (with respect to the shares issued on exercise of the Warrant). By its execution of this Agreement, Holder agrees to be bound by the provisions of
Article 2 of the Investors' Rights Agreement upon exercise of the Warrant. The Company agrees (a) to use its best efforts to, as soon as practicable, cause the parties to the Investors' Rights Agreement to amend its terms to include 3M as a party with respect to the rights and obligations under Article 2 REGISTRATION RIGHTS, (b) to include all of the Warrant Shares issuable under the Warrant as Registerable Securities under the Investors' Rights Agreement, and (c) to amend the Investors' Rights Agreement as follows:

                 (i) any request by 3M that the Company file a registration statement in accordance with the provisions of Section 2.2 (a) shall not be subject to the requirement that Holders of Registerable Securities then outstanding sufficient to comprise the majority thereof join in such request; and

                (ii) the restriction on the number of registrations that the Company is obligated to effect pursuant to the provisions of Sections 2.2(c) and 2.3(b) shall not apply to 3M.

In the event Polycom is unsuccessful in obtaining the above-described amendment to the Investors' Rights Agreement, 3M and Polycom agree that they will promptly amend this

* Confidential treatment requested. Confidential portion has been filed seperately with the Securities and Exchange Commission.


                                        16.

Agreement to provide registration rights to 3M in the same form as provided therein, modified, however, to include the revised terms set forth in subsections (c)(i) and (ii) above, which rights will expire if not exercised prior to April 1, 2003. In this regard, 3M acknowledges the rights of the holders of Registrable Securities under Section 2.14 of the Investors' Rights Agreement and agrees that its registration rights will be structured in such a way as to avoid any violation thereof.

                                      ARTICLE 9
                                    MISCELLANEOUS

         9.1   DISPUTE RESOLUTION.

         (a) UNAIDED NEGOTIATIONS. Without prejudice to the right of the parties to terminate this Agreement in accordance with the terms hereof, all disputes, controversies or differences which may arise between the parties out of, in relation to or in connection with this Agreement, or for the breach hereof (a "Dispute"), shall, if possible, be decided amicably between the parties hereto. In the event of a Dispute, the complaining party shall notify the other party of the nature thereof (a "Dispute Notice") and the party receiving such Dispute Notice shall have ten (10) days from the date thereof to respond in writing to the allegations set forth therein. The parties agree to attempt in good faith to resolve any Dispute promptly by negotiations.

         (b) MEDIATION. If such Dispute cannot be settled within thirty (30) days after the date of the Dispute Notice, the parties agree to initiate voluntary, nonbinding mediation to be conducted by a mediator agreed upon in writing by the parties to the Dispute. If the parties have not mutually agreed to a mediator within forty (40) days following the date of the Dispute Notice, then any party may request the American Arbitration Association to appoint a mediator in accordance with the Arbitration Rules. The initial expenses of mediation shall be borne by each party and paid in accordance with the terms of any settlement reached between the parties.

         (c) EXHAUSTION OF PROCEDURE; LITIGATION. The procedures stated in this Section 9.1 must be exhausted prior to the initiation of any litigation. A party, however, may seek a preliminary injunction or other provisional judicial relief if in its judgment such action is necessary to avoid irreparable damage or to preserve the status quo. In the event that the parties are unable to resolve any outstanding disagreement or dispute as provided above, then, as a last resort, either Party may commence litigation; provided, however, that, in the case of the Company, it must do so in the courts (state or federal, provided the court selected has subject matter jurisdiction) of the state of Texas located in Austin, Texas, and, in the case of 3M, it must do so in the Courts (state or federal, provided the court selected has subject matter jurisdiction) of the state of California located in San Jose, California.

* Confidential treatment requested. Confidential portion has been filed seperately with the Securities and Exchange Commission.


                                        17.

         9.2   GOVERNING LAW; JURISDICTION.

         (a) This Agreement shall be governed in all respects by the internal laws of the State of California.

         (b) The Parties agree that both California and Texas have a substantial relationship to this transaction, and each Party consents to personal jurisdiction in the courts thereof. Any action or suit arising from or related to this Agreement shall only be brought by the Parties in any federal or state court with appropriate jurisdiction over the subject matter established or sitting in (a) in the case of Polycom, state of Texas, located in Austin, Texas, and (b) in the case of 3M, the state of California, located in San Jose, California.

         9.3 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by 3M, and closing of the transactions contemplated hereby, including the exercise of the Warrant and the issuance of the Stock thereunder, for a period of one year; provided, however, that Holder's right of first offer set forth in Section 7.5 above shall expire or terminate, as the case may be, contemporaneously with the Warrant.

         9.4 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         9.5 ENTIRE AGREEMENT; AMENDMENT. This Agreement and the other documents delivered pursuant hereto at the Closing constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that Holders of 50% of the Warrant Shares may, with the Company's prior written consent, waive, modify or amend on behalf of all Holders, any provisions hereof.

         9.6 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to 3M, at the first address set forth in Section 7.1(b) above, or at such other address as 3M shall have furnished to the Company in writing, or (b) if to any other Holder of any shares of Stock, at such address as such Holder shall have furnished the Company in writing, or, until any such Holder so furnishes an address to the Company, then to and at the address of the last Holder of such Shares of Stock who has so furnished an address to the Company, or (c) if to the Company, one copy should be sent to its address set forth on the cover page of this Agreement and addressed to the attention of the Corporate Secretary, or at such other address as the Company shall have furnished to the Holder.

* Confidential treatment requested. Confidential portion has been filed seperately with the Securities and Exchange Commission.


                                        18.

         Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid.

         9.7 DELAYS OR OMISSIONS. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any Holder of any Warrant Shares, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement, or any waiver on the part of any Holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

         9.8 CORPORATE SECURITIES LAW. THE SALE OF THE WARRANT SHARES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS THE ISSUANCE OF SUCH WARRANT SHARES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS AN EXEMPTION FROM SUCH QUALIFICATION IS AVAILABLE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, OR SUCH EXEMPTION BEING AVAILABLE.

         9.9 EXPENSES. Each party shall bear its own expenses incurred on its behalf with respect to the negotiation and execution of this Agreement.

         9.10 COUNTERPART. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

         9.11 SEVERABILITY. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

* Confidential treatment requested. Confidential portion has been filed seperately with the Securities and Exchange Commission.


                                        19.

         9.12 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

         The foregoing agreement is hereby executed as of the date first above written.

                                  "COMPANY"

                                  POLYCOM, INC.,
                                  a Delaware corporation



                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------

                                  "3M"

                                  MINNESOTA MINING AND MANUFACTURING COMPANY,

                                  a Delaware corporation



                                  By:
                                     -------------------------------------------

                                  Title:
                                        ----------------------------------------



Exhibit A: Form of Warrant
Exhibit B: Exceptions

* Confidential treatment requested. Confidential portion has been filed seperately with the Securities and Exchange Commission.


                                        20.

                                      EXHIBIT A



    THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE AFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.


                                       WARRANT
                        TO PURCHASE SHARES OF COMMON STOCK OF
                                    POLYCOM, INC.

    THIS CERTIFIED that, for value received, the Minnesota Mining and Manufacturing Company ("3M") whose address is 3M Austin Center, 6801 River Place Boulevard, Austin, Texas 78726-9000 is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase, from Polycom, Inc., a Delaware corporation (the "Company"), up to 2,000,000 fully paid and non-assessable shares of the Company's Common Stock ("Common Stock") at a purchase price (the "Purchase Price") of $7.50 per share at any time on or after the date hereof and on or prior to that date which is twenty-four (24) months after the date hereof ("Expiration Date"); provided, however, should 3M elect to postpone the Commencement Date under the terms of that certain Joint Marketing and Development Agreement of even date herewith between 3M and the Company (the "Development Agreement") for a period of six (6) months or more beyond October 24, 1997 due to the failure of the [ * * * ] to meet the Specifications, the Expiration Date shall automatically and without any further action be extended (a) by the period of time equal to that period of time between October 24, 1997 and the actual Commencement Date, or (b) until the third anniversary of the Effective Date, whichever should first occur. Notwithstanding the foregoing, the number of shares for which this Warrant is exercisable and the Purchase Price shall be subject to adjustment as provided in that certain Stock Warrant Agreement of even date herewith between the Company and 3M (the "Stock Warrant Agreement"). All of the foregoing terms used but not defined herein shall have the meaning given such term in the Development Agreement.

                                      ARTICLE 1

TITLE OF WARRANT. Prior to the Expiration Date and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company, referred to in Section 2 hereof, by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.



* Confidential treatment requested. Confidential portion has been filed seperately with the Securities and Exchange Commission.

                                      ARTICLE 2

EXERCISE OF WARRANT. The purchase rights represented by this Warrant are exercisable by the registered holder hereof, in whole or in part, at any time before the close of business on the Expiration Date, subject to adjustment as hereinafter provided, by the surrender of this Warrant and the Notice of Exercise Form annexed hereto, duly completed and executed on behalf of the Holder, at the office of the Company in San Jose, California (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and upon payment of the Purchase Price for the shares thereby purchased (by cash or by check or bank draft payable to the order of the Company or by cancellation of indebtedness of the Company to the holder hereof, if any, at the time of exercise in an amount equal to the purchase price of the shares thereby purchased); whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased.
The Company agrees that if the time of the surrender of this Warrant and purchase the holder hereof shall be entitled to exercise this Warrant, the shares so purchased shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised as aforesaid.

         Certificates for shares purchased hereunder shall be delivered to the holder hereof within a reasonable time, but not later than 10 days, after the date on which this Warrant shall have been exercised as aforesaid.

         If this Warrant is exercised with respect to less than all of the shares of Common Stock covered hereby, the holder hereof shall be entitled to receive a new Warrant, in this form, covering the number of shares of Common Stock with respect to which this Warrant shall not have been exercised.

         The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

                                      ARTICLE 3

NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.


* Confidential treatment requested. Confidential portion has been filed seperately with the Securities and Exchange Commission.


                                        2.

                                      ARTICLE 4

CHARGES, TAXES AND EXPENSES. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder; and provided further, that upon any transfer involved in the issuance or delivery of any certificates for shares of Common Stock, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

                                      ARTICLE 5

NO RIGHTS AS SHAREHOLDERS. This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.

                                      ARTICLE 6

EXCHANGE AND REGISTRY OF WARRANT. This Warrant is exchangeable, upon the surrender hereof by the registered holder at the above-mentioned office or agency of the Company, for a new Warrant of like tenor and dated as of such exchange. The Company shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered holder of this Warrant. This Warrant may be surrendered for exchange, transfer or exercise, in accordance with its terms, at such office or agency of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

                                      ARTICLE 7

LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.


* Confidential treatment requested. Confidential portion has been filed seperately with the Securities and Exchange Commission.


                                        3.

                                      ARTICLE 8

SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

                                      ARTICLE 9

REPRESENTATIONS AND WARRANTIES. In order to induce the acquisition of this Warrant, the Company hereby represents and warrants to the holder that the representations and warranties of the Company contained in the Stock Warrant Agreement are true and correct in all respects as of the date hereof (with all references in such representations and warranties to the "Warrant" meaning this Warrant).

REGISTRATION AND OTHER RIGHTS. The Company hereby agrees and acknowledges that this Warrant shall be subject to and shall have all benefits, rights and remedies set forth in the Stock Warrant Agreement.

                                      ARTICLE 10

REMEDIES. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that, to the extend permitted by applicable law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

                                      ARTICLE 11

MISCELLANEOUS.

    11.1 ISSUE DATE. The provisions of this Warrant shall be construed and shall be given effect in all respect as if it has been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of the State of California and for all purposes shall be construed in accordance with and governed by the laws of said state.

    11.2 RESTRICTIONS. The holder hereof acknowledges that the Common Stock acquired upon the exercise of this Warrant shall have restrictions upon its resale imposed by state and federal securities laws.

    11.3 AUTHORIZED SHARES. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance


* Confidential treatment requested. Confidential portion has been filed seperately with the Securities and Exchange Commission.


                                        4.

of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of the Company's Common Stock upon the exercise of the purchase rights under this Warrant.

    11.4   NO IMPAIRMENT.   The Company will not, by amendment of its
Articles of Incorporation or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder hereof against impairment.

    11.5   NOTICES OF RECORD DATE.  In the event

           (a) the Company shall take a record of the holders of its Common Stock for the purposes of entitling them to receive any dividend (other than a cash dividend) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares or Stock of any class or any other securities or property, or to receive any other right; or

           (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

           (c) of the voluntary or involuntary dissolution, liquidation, or winding-up of the Company;

then, and in each such case, the Company will mail or cause to be mailed to the holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 10 days prior to the date therein specified.

    11.6 AMENDMENTS, MODIFICATIONS, ETC. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. Any provision of this Warrant that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the Company waives any provision of law that shall render any provision hereof prohibited or unenforceable in any respect. The section and paragraph headings


* Confidential treatment requested. Confidential portion has been filed seperately with the Securities and Exchange Commission.


                                        5.

used in this Warrant are inserted for convenience only and shall not be used for any interpretive purpose.

    11.7 EXPENSES. The Company shall pay all costs, fees, taxes (other than stock transfer taxes) and expenses payable in connection with the preparation, issuance and delivery from time to time of the Warrant and of shares of Common Stock issued upon the exercise of the Warrant.

    IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereinto duly authorized.

Dated:
      -------------------------

                                  POLYCOM, INC.


                                  By:
                                     ---------------------------------------
                                  Printed Name:
                                               -----------------------------
                                  Title:
                                        ------------------------------------




* Confidential treatment requested. Confidential portion has been filed seperately with the Securities and Exchange Commission.


                                        6.

                                   ASSIGNMENT FORM

                      (To assign the foregoing warrant, execute this form and supply required information.
                      Do not use this form to purchase shares.)

    FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to __________________________ whose address is ___________
_____________________________.


Dated:________________________.

                   Holder's Signature:
                                      --------------------------------------

                   Holder's Address:
                                    ----------------------------------------

                   ---------------------------------------------------------



Signature Guaranteed:
                     -------------------------------------------------------

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.


* Confidential treatment requested. Confidential portion has been filed seperately with the Securities and Exchange Commission.

                               NOTICE OF EXERCISE FORM



    The undersigned hereby exercises his or its rights to subscribe for ______________________ shares of Common Stock covered by the within Warrant and tenders payment herewith in the amount of $__________________ in accordance with the terms thereof, and requests that certificates for such shares in the following denominations be issued in the name of, and delivered to, the person[s] at the following address[es]:

                ---------------------------------------------------

                ---------------------------------------------------

                ---------------------------------------------------
                (Print Address(es] and Social Security Number[s] or Employer Identification Number[s] as applicable)

and, if said number of shares shall not be all the shares covered by the within Warrant, that a new Warrant for the balance remaining of the shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

Date:_______________________________.

                                  Name:
                                       ---------------------------------------
                                                 (Print)

                                       ---------------------------------------
                                                 (Signature)

                        Address:
                                 ---------------------------------------------

                                 ---------------------------------------------

                                 ---------------------------------------------


* Confidential treatment requested. Confidential portion has been filed seperately with the Securities and Exchange Commission.

                                      EXHIBIT B

1996 Executive Compensation Plan

    The Company adopted a compensation plan for 1996 pursuant to which each executive officer of the Company is eligible to be paid a cash bonus as a percentage of base salary and eligible to be granted a stock option. Such bonus and stock option awards are based upon the Company achieving specified objectives and the individual performance of such executive officer. Mr. McDowell, as Vice President of Sales and Marketing, has goals which differ slightly from the other executive officers of the Company.

1996 Stock Incentive Plan

    The Company's 1996 Stock Incentive Plan (the "1996 Plan") is intended to serve as the successor equity incentive program to the Company's 1991 Stock Option Plan (the "Predecessor Plan"). The 1996 Plan was adopted by the Board of Directors on March 5, 1996, and has been approved by the Company's stockholders. 3,125,000 shares of Common Stock have been authorized for issuance under the 1996 Plan. This share reserve is comprised of (i) the 763,928 shares which currently remain available for issuance under the Predecessor Plan, including the shares subject to outstanding options thereunder, plus (ii) an additional increase of 2,361,072 shares. Outstanding options under the Predecessor Plan will be incorporated into the 1996 Plan at the time the Underwriting Agreement for this Offering is executed, and no further option grants will be made under the Predecessor Plan. The incorporated options will continue to be governed by their existing terms, unless the Plan Administrator elects to extend one or more of the features of the 1996 Plan to those options. However, except as otherwise noted below, the outstanding options under the Predecessor Plan contain substantially the same terms and conditions summarized below for the Discretionary Option Grant Program in effect under the 1996 Plan.

    The 1996 Plan is divided into three separate components: (i) the Discretionary Option Grant Program under which individuals in the Company's service may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock at an exercise price per share not less than the fair market value of the Common Stock on the grant date, (ii) the Stock Issuance Program under which such individuals may, in the Plan Administrator's discretion, be issued shares of Common Stock directly, through the purchase of such shares at a price per share not less than fair market value at the time of issuance or as a fully-paid bonus for services rendered the Company, and (iii) the Automatic Option Grant Program under which option grants will automatically be made at periodic intervals to eligible non-employee Board members to purchase shares of Common Stock at an exercise price equal to the fair market value of the option shares on the grant date.

    The Discretionary Option Grant Program and the Stock Issuance Program will be administered by the Compensation Committee of the Board. The Compensation Committee as Plan Administrator will have complete discretion to determine which eligible individuals are to receive option grants or stock issuances, the time or times when such option grants


* Confidential treatment requested. Confidential portion has been filed seperately with the Securities and Exchange Commission.

or stock issuances are to be made, the number of shares subject to each such grant or issuance, the status of any granted option as either an incentive stock option or a non-statutory stock option under the Federal tax laws, the vesting schedule to be in effect for the option grant or stock issuance and the maximum term for which any granted option is to remain outstanding. In no event, however, may any one participant in the 1996 Plan receive option grants or direct stock issuances for more than 300,000 shares per calendar year.

    In the event the Company is acquired by merger or the sale of substantially all of its assets, each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation will accelerate in full, and all unvested shares under the Stock Issuance Program will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation. The Plan Administrator will also have the authority under the Discretionary Option Grant and Stock Issuance Programs to grant options and to structure repurchase rights so that the shares subject to those options or repurchase rights will immediately vest in the event the individual's service is terminated, whether involuntarily or, under certain circumstances, through a resignation, within twelve (12) months following (i) a merger or the sale of substantially of the Company's assets in which those options are assumed or those repurchase rights are assigned or (ii) a hostile change in control of the Company effected by a successful tender offer for more than 50% of the outstanding voting stock or by proxy contest for the election of Board members. Outstanding stock options under the Predecessor Plan will accelerate upon an acquisition of the Company by merger or the sale of substantially all of its assets, unless those options are assumed by the acquiring entity, but such options are not subject to acceleration upon the termination of the optionee's service following an acquisition of the Company in which those options are assumed or a hostile change in control of the Company.

    Stock appreciation rights are authorized for issuance under the Discretionary Option Grant Program. Such rights will provide the holders with the election to surrender their outstanding options for an appreciation distribution from the Company equal to the excess of (i) the fair market value of the vested shares of Common Stock subject to each surrendered option over
(ii) the aggregate exercise price payable for those shares. Such appreciation distribution may be made in cash or in shares of Common Stock. No stock appreciation rights exist with respect to options currently outstanding under the Predecessor Plan.

    The Plan Administrator has the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program (including options incorporated from the Predecessor Plan) in return for the grant of new options for the same or different number of option shares with an exercise price per share based upon the fair market value of the Common Stock on the new grant date.

    Under the Automatic Grant Option Program, each individual who is serving as a nonemployee Board member on the date on which the Underwriting Agreement for this Offering is executed will receive on such date an option to purchase 16,000 shares of Common Stock provided such individual has not otherwise been in the prior employ of the


* Confidential treatment requested. Confidential portion has been filed seperately with the Securities and Exchange Commission.


                                        2.

Company and such individual has not previously received an option grant from the Company. Each individual who first becomes a non-employee Board member after the date the Underwriting Agreement for this Offering is executed will receive an option grant for 16,000 shares of Common Stock on the date he or she joins the Board. In addition, at each Annual Stockholders Meeting, beginning with the first Annual Meeting held after the completion of this Offering, each individual who is to continue to serve as a non-employee Board member will receive an option grant to purchase an additional 4,000 shares of Common Stock, provided such individual has served on the Board for at least six (6) months.

    Each automatic option will have a term of 10 years, subject to earlier termination following the optionee's cessation of Board service. Each automatic option will be immediately exercisable for all the option shares; however, any shares purchased upon exercise of the option will be subject to repurchase by the Company, at the option exercise price paid per share, should the optionee cease service on the Board prior to vesting in those shares. The initial 16,000 share grant will vest in a series of four (4) successive equal annual installments over the optionee's period of Board service measured from the grant date. Each additional 4,000 share grant will vest in two successive equal annual installments over the optionee's period of Board service measured from the grant date. However, each outstanding option will immediately vest upon (i) certain changes in the ownership or control of the Company or (ii) the death or disability of the optionee while serving as a Board member. In addition, upon the successful completion of a hostile takeover, each automatic option grant that has been outstanding for at least six (6) months may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (a) the higher price per share paid in connection with the takeover, over (b) the option price payable per share.

    The Board may amend or modify the 1996 Plan at any time, however material amendments to the 1996 Plan are subject to stockholder approval. The 1996 Plan will terminate on December 31, 2005 unless sooner terminated by the Board.

Employee Stock Purchase Plan

    The Company's Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors on March 5, 1996 and has been approved by the Company's stockholders. The Purchase Plan is designed to allow eligible employees of the Company and participating subsidiaries to purchase shares of Common stock, at semi-annual intervals, through their period payroll deductions under the Purchase Plan, and a reserve of 500,000 shares of Common Stock has been established for this purpose.

    The Purchase Plan will be implemented in a series of successive offering periods, each with a maximum duration of 24 months. However, the initial offering period will begin at the time the Underwriting Agreement is executed and priced in connection with this Offering and will end on the last business day in January, 1998.



* Confidential treatment requested. Confidential portion has been filed seperately with the Securities and Exchange Commission.


                                        3.

    Individuals who are eligible employees on the start date of any offering period may enter the Purchase Plan on that start date or any subsequent quarterly entry date (February 1, May 1, August 1 or November 1). Individuals who become eligible employees after the start date of the offering period may join the Purchase Plan on any subsequent quarterly entry date within that period.

    Payroll deductions may not exceed 10% of the participant's total compensation for each semi-annual period of participation, and the accumulated payroll deductions will be applied to the purchase of shares on the participant's behalf on each semi-annual purchase date (January 31 and July 31 each year) at a purchase price per share equal to 85% of the LOWER of
(i) the fair market value of the Common Stock on the participant's entry date into the offering period or (ii) the fair market value on the semi-annual purchase date. In no event, however, may any participant purchase more than 750 shares on any one semi-annual purchase date.

    The Board may amend or modify the Purchase Plan at any time. The Purchase Plan will terminate on the last business day in February 2006, unless sooner terminated by the Board.


* Confidential treatment requested. Confidential portion has been filed seperately with the Securities and Exchange Commission.


                                        4.

                                      EXHIBIT C

                             PROPOSED MIGRATION SCHEDULE

                 PROGRAM                     PROJECTED DURATION

                    *                                *
                    *                                *
                    *                                *
                    *                                *
                    *                                *
                    *                                *
                    *                                *
                    *                                *
                    *                                *



* Confidential treatment requested. Confidential portion has been filed seperately with the Securities and Exchange Commission.

                                      EXHIBIT D

                            SOURCE CODE ESCROW PROVISIONS


           1. INITIAL DEPOSIT. Within thirty (30) days after the Effective Date of this Agreement, Polycom shall deposit with its attorneys, Brobeck Phleger & Harrison LLP ("Brobeck"), a copy of the source code for software
owned by Polycom and incorporated into the [*     *     *] ("[*     *     *]"),
including related documentation necessary for the manufacture and/or operation
of the [*     *     *] ("Initial Deposit").

           2.   SUPPLEMENTAL DEPOSIT.  A "Supplemental Deposit" will include any materials added to the Initial Deposit by Polycom pursuant to this Exhibit
D. During the term of this Agreement, Polycom will deposit source code for any
upgrades, bug fixes or new releases of the [*     *     *] Software within
thirty (30) days of Polycom's incorporation thereof into a [*     *     *].  The
Initial Deposit together with any Supplemental Deposits shall be collectively referred to herein as "Deposit Materials."

           3. CONTENT AND ACCURACY. Brobeck shall not be responsible for verifying the contents or validating the accuracy of the Deposit Materials or Polycom's labeling of the Deposit Materials.

           4. RELEASE CONDITIONS. During the term of this Agreement, Brobeck shall release the Deposit Materials to 3M only in accordance with all the terms and conditions of this Exhibit D and only in the event Polycom:

                 (i) suspends, for more than six (6) consecutive months, or terminates its dataconferencing business; or

                (ii) becomes subject to any bankruptcy or insolvency proceeding under federal or state statute, which proceeding is not dismissed within ninety (90) days of the filing thereof, or

               (iii) becomes insolvent or subject to direct control by a trustee, receiver or similar authority.

The parties expressly acknowledge and agree that there are no other conditions or circumstances under which Brobeck may release the Deposit Materials to 3M, unless otherwise instructed in a writing signed by both Polycom and 3M or pursuant to a court order.

           5. CONDITIONS FOR USE AND LICENSE. As set forth in Section 2.1(d) of this Agreement and subject to all the terms and conditions of this Agreement and this Exhibit D, Polycom grants to any manufacturer chosen by 3M pursuant to
Section 2.1(d) an irrevocable (only during the remaining term of this Agreement), royalty-free, non-transferable, non-exclusive and non-sublicensable license to use the Deposit Materials for


* Confidential treatment requested. Confidential portion has been filed seperately with the Securities and Exchange Commission.

the sole purpose of manufacturing the [*     *     *] solely for the account
of 3M and its Affiliates during the term of this Agreement. 3M shall ensure that any such manufacturer shall not exercise the foregoing license unless and until one of the release conditions expressly set forth in Paragraph 4 above has been triggered and Brobeck has released the Deposit Materials to 3M pursuant to Paragraph 6 below.

           6. RELEASE OF DEPOSIT TO 3M. Upon notice to Brobeck by 3M (in the form of an affidavit or declaration by an officer of 3M) of the occurrence of a release condition as specified in Paragraph 4 above, Brobeck shall so notify Polycom with a copy of the notice from 3M. If Polycom provides "Contrary Instructions" (as defined below) to Brobeck within five (5) business days after the date of Brobeck's notice to Polycom, Brobeck shall not deliver the Deposit Materials to 3M. "Contrary Instructions" shall mean the filing of an affidavit or declaration with Brobeck by an officer of Polycom stating that a Release Condition has not occurred or has been cured.

           Brobeck will send a copy of any Contrary Instructions to 3M. Upon receipt of Contrary Instructions, Brobeck shall not release any Deposit Materials and shall continue to store the Deposit Materials until otherwise directed by Polycom and 3M jointly in writing or by court order.

           If Brobeck does not receive Contrary Instructions from Polycom, Brobeck is authorized to release the Deposit Materials to 3M pursuant to this Exhibit D.

           7. INDEMNIFICATION. Polycom and 3M each agree to indemnify, defend and hold Brobeck and its partners, officers, employees, contractors and agents harmless from and against all claims, actions, proceedings, suits, liabilities, losses, damages, settlements, costs, charges, penalties, attorneys' fees, and other expenses of any nature as a result of its obligations or performance of its obligations under this Exhibit D.

           8. GENERAL. Subject to all the terms and conditions of this Exhibit D, Brobeck may act in reliance upon any written instructions, instrument or signature reasonably believed to be genuine and may assume that any person giving any written notice, request, advice or instruction in connection with or relating to this Exhibit D has been duly authorized to do so. Brobeck is not responsible for failure to fulfill its obligations under this Exhibit D due to causes beyond its reasonable control. Polycom and 3M expressly acknowledge and agree that Brobeck's only obligations shall be as expressly and unambiguously set forth in Exhibit D.


* Confidential treatment requested. Confidential portion has been filed seperately with the Securities and Exchange Commission.


                                        2.

           All notices to Brobeck pursuant to this Exhibit D shall be sent pursuant to the notice, provisions set forth in Article 17 of this Agreement to the following:

           Brobeck Phleger & Harrison LLP
           Two Embarcadero Place
           2200 Geng Road
           Palo Alto, CA 94303
           Attention:  Gari L. Cheever




* Confidential treatment requested. Confidential portion has been filed seperately with the Securities and Exchange Commission.


                                        3.

                                      EXHIBIT E
                                    Minimum Sales
                               requirements to maintain
                           3M's Exclusive Marketing Rights

               SALES PERIOD            MINIMUM [*     *     *] TO BE SOLD
                                            BY 3M AND ITS AFFILIATES

                    *                                 *
                    *
                    *                                 *
                    *                                 *
                    *                                 *
                    *                                 *
                    *                                 *
                    *                                 *
                    *                                 *
                    *                                 *
                    *                                 *
                    *                                 *
                   *(4)                               *
                   *(4)                               *
                   *(4)                               *
                   *(4)                               *
                   *(4)                               *
                   *(4)                               *
                   *(4)                               *
                   *(4)                               *



________________

(3) The Sales Periods stated above assume that the Commencement Date occurs on
    or before [*     *     *].  The Parties agree to revise the Sales Periods
    correspondingly in the event Commencement Date occurs after [*     *
    *].

(4) Assumes renewal of the Agreement pursuant to the provisions of Section 6.2.



* Confidential treatment requested. Confidential portion has been filed seperately with the Securities and Exchange Commission.


                                        4.

                                      EXHIBIT F

                                   [*     *     *]


----------------------------------------------------------------------------
        PRIORITY               A                B                  C
----------------------------------------------------------------------------

           *                   *                *                  *

----------------------------------------------------------------------------

           *                   *                *                  *

----------------------------------------------------------------------------

           *                   *                *                  *

----------------------------------------------------------------------------

           *                   *                *                  *

----------------------------------------------------------------------------

           *                   *                *                  *

----------------------------------------------------------------------------

----------------------------------------------------------------------------


[*  *      *    *  *    *    *    *    *    *    *    *    *    *
*   *      *    *  *    *    *    *    *    *    *    *    *    *
*   *      *    *  *    *]


                         3/26/97 Polycom Company Confidential



* Confidential treatment requested. Confidential portion has been filed seperately with the Securities and Exchange Commission.


                                        5.

                                      EXHIBIT F

                                        [***]


                                         ---------------------------------
                                                Safety            EMI
--------------------------------------------------------------------------
                               *                   *               *
                   -------------------------------------------------------
         *                     *                   *               *
                   -------------------------------------------------------
                               *                   *               *
--------------------------------------------------------------------------
                               *                   *               *
                   -------------------------------------------------------
         *                     *                   *               *
                   -------------------------------------------------------
                               *                   *               *
                   -------------------------------------------------------
                               *                   *               *
                   -------------------------------------------------------

                               *                   *               *

                   -------------------------------------------------------
                               *                   *               *
--------------------------------------------------------------------------


                               *                   *               *

                   -------------------------------------------------------
                               *                   *               *
                   -------------------------------------------------------

         *                     *                   *               *

                   -------------------------------------------------------
                               *                   *               *
--------------------------------------------------------------------------

         *                     *                   *               *

--------------------------------------------------------------------------

                         3/26/97 Polycom Company Confidential



* Confidential treatment requested. Confidential portion has been filed seperately with the Securities and Exchange Commission.


                                        6.